File No. 811-21935

    As filed with the Securities and Exchange Commission on October 31, 2006

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

           [ ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       [ ] Pre-Effective Amendment No. ___.

                       [ ] Post-Effective Amendment No.___.

            [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                             [ ] Amendment No.___.

                    SPECIAL VALUE CONTINUATION PARTNERS, LP
              (Exact Name of Registrant as Specified in Charter)

                         2951 28TH STREET, SUITE 1000
                        SANTA MONICA, CALIFORNIA 90405
                   (Address of Principal Executive Offices)

                                (310) 566-1000
             (Registrant's Telephone Number, including Area Code)

                        HOWARD M. LEVKOWITZ, PRESIDENT
                    SPECIAL VALUE CONTINUATION PARTNERS, LP
                         2951 28TH STREET, SUITE 1000
                        SANTA MONICA, CALIFORNIA 90405
                    (Name and Address of Agent for Service)

                                  Copies to:
                            RICHARD T. PRINS, ESQ.
                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                               FOUR TIMES SQUARE
                           NEW YORK, NEW YORK 10036

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                                    FORM N-2
                             CROSS REFERENCE SHEET
                           as required by Rule 495(a)

 Part A             Caption                                               Prospectus Caption
Item No.            -------                                               ------------------
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
1.               Outside Front Cover..........................................  Not Applicable
2.               Cover Pages; Other Offering Information......................  Not Applicable
3.               Fee Table and Synopsis.......................................  Not Applicable
4.               Financial Highlights.........................................  Not Applicable
5.               Plan of Distribution.........................................  Not Applicable
6.               Selling Shareholders.........................................  Not Applicable
7.               Use of Proceeds..............................................  Not Applicable
8.               General Description
                 of the Registrant............................................  General Description of
                                                                                the Registrant
9.               Management...................................................  Management
10.              Capital Stock, Long-Term
                 Debt, and Other Securities...................................  Capital Stock, Long
                                                                                Term Debt, and Other
                                                                                Securities
11.              Defaults and Arrears on
                 Senior Securities............................................  Not Applicable
12.              Legal Proceedings............................................  Not Applicable
13.              Table of Contents of
                 Statement of Additional
                 Information..................................................  Table of Contents of
                                                                                Statement of Additional
                                                                                Information

Part B                                                                          Statement of
Item No.                                                                        Additional Information
--------

14.              Cover Page...................................................  Not Applicable
15.              Table of Contents............................................  Not Applicable
16.              General Information and
                 History......................................................  General Description of
                                                                                the Registrant

17.              Investment Objective and
                 Policies.....................................................  Investment Objective
                                                                                and Policies

18.              Management...................................................  Management of the Fund
19.              Control Persons and Principal
                 Holders of Securities........................................  Control Persons and
                                                                                Principal Holders of
                                                                                Securities

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

20.              Investment Advisory and Other
                 Services.....................................................  Management
21.              Portfolio Managers...........................................  Portfolio Managers
22.              Brokerage Allocation and Other
                 Practices....................................................  Management
23.              Tax Status...................................................  Capital Stock, Long-term
                                                                                Debt, and Other Securities
24.              Financial Statements.........................................  Not Applicable

 Part C
Item No.
--------

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.

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PART A

ITEM 1.  OUTSIDE FRONT COVER

         Not Applicable.

ITEM 2.  COVER PAGES; OTHER OFFERING INFORMATION

         Not Applicable.

ITEM 3.  FEE TABLE AND SYNOPSIS

         3.1      Not Applicable.

         3.2      Not Applicable.

         3.3      Not Applicable.

ITEM 4.  FINANCIAL HIGHLIGHTS

         Not Applicable.

ITEM 5.  PLAN OF DISTRIBUTION

         Not Applicable.

ITEM 6.  SELLING SHAREHOLDERS

         Not Applicable.

ITEM 7.  USE OF PROCEEDS

         Not Applicable.

ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT

         8.1 General. Special Value Continuation Partners, LP (the "Fund") was formed by its sole initial member on July 17, 2006 as a limited partnership under the laws of the State of Delaware. On July 31, 2006, the Fund filed a registration statement on Form N-8A with the Securities and Exchange Commission (the "SEC") registering as a nondiversified closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund will terminate its existence on July 31, 2016, subject to up to two one-year extensions with shareholder approval. Notwithstanding the foregoing, in the event that the Feeder Fund (as defined below) issues one share of its Series S Preferred Share to SVOF/MM (as defined below) the Fund would be liquidated and all of its assets would be transferred to the Feeder Fund and investment management compensation would be paid pursuant to the Series S Preferred Share and the investment management agreement of the Feeder Fund rather than that of the Fund.

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                  The Fund is owned entirely by Special Value Continuation
Fund, LLC (the "Feeder Fund") except for (i) the Carried Interest (as defined in Item 9.1) rights of SVOF/MM, LLC (the "General Partner" or "SVOF/MM"), an affiliate of the Investment Manager (as defined below) and the general partner of the Fund and (ii) the Series A Cumulative Preferred Limited Partner Interests (the "Series A Preferred Interests") issued by the Fund. The Feeder Fund also filed a registration statement on Form N-8A with the SEC registering as a nondiversified closed-end management investment company under the 1940 Act. When referring to the investment operations of the Fund, the term "the Fund" may include the Feeder Fund.

                  The Fund will be treated as a partnership for U.S. federal income tax purposes. The Feeder Fund elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Feeder Fund is not taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. Further, the portion of the Feeder Fund's income attributable to investments financed through borrowings is not taxable to U.S. tax-exempt investors as unrelated business taxable income. Moreover, the assets of the Feeder Fund are not treated as assets of investors subject to ERISA. Additionally, as shareholders of a corporation for U.S. federal income tax purposes, non-U.S. investors are generally not treated for U.S. federal income tax purposes as being engaged in a trade or business in the U.S. solely as a result of investing in the Feeder Fund, regardless of whether the Fund conducts any loan origination activities.

                  The Fund is authorized to issue an unlimited number of common limited partner interests (the "Common Interests"). The Fund is also authorized to issue an unlimited number of preferred interests (the "Preferred Interests," together with the Common Interests, the "Interests"), with each Preferred Interest having such liquidation preference and other terms authorized by the Board of Directors of the Fund (the "Board of Directors") at the time of issuance in conformity with the 1940 Act. Notwithstanding the immediately preceding sentence, the aggregate number of owners of the Fund will at no time exceed 95 "partners" as determined for purposes of Section 1.7704-1(h) of the United States Treasury Regulations, promulgated under the Internal Revenue Code of 1986, as amended (the "Code").

                  The Feeder Fund made a private offering of common shares in connection with the combination of two unregistered private investment funds (the "Combination"), Special Value Bond Fund II ("SVBF II") and Special Value Absolute Return Fund ("SVARF" and collectively with SVBF II the "Predecessor Funds"), each managed by Tennenbaum Capital Partners, LLC (the "Investment Manager" or "TCP") and co-managed by Babson Capital Management LLC (the "Co-Manager" or "Babson"). The Feeder Fund's offering of common shares on a private placement basis resulted in irrevocable subscriptions for common shares by 75 investors in an amount equal to approximately $419 million. The Fund was capitalized by the General Partner in the amount of $10 million. Shortly thereafter, the Fund entered into a $266 million senior secured revolving credit facility (the "Senior Facility") and issued $134 million of Series A Preferred Interests. After receiving assets in respect of such subscriptions, the Feeder Fund issued 8% perpetual preferred shares at $500 per share (the "Series Z Preferred Shares") to 49 investors, thereby obligating the Feeder Fund to register as an

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investment company. Accordingly, at the closing of such offerings on July 31,
2006, the Feeder Fund and the Fund had approximately $829 million in total available capital ("Total Available Capital").

                  The offering of the Interests was not registered under the Securities Act of 1933 (the "Securities Act") in reliance upon the exemption from registration thereunder. Each purchaser of Interests was required to represent that it is (i) an "accredited investor" under Rule 501(a)(1), (2),
(3) or (7) of Regulation D and that it is acquiring Interests for its own account for investment and not for resale or distribution and (ii) in the case of the holders of Common Interests only, a "qualified client" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 (the "Advisers Act"). In addition, holders of Interests must (i) be a "United States Person" (as defined in Section 7701(a)(30) of the Code), or (ii) represent to the Fund that it holds its interest in the Fund in connection with its conduct of a trade or business within the United States, as determined for U.S. federal income tax purposes, and provide the Fund with a properly executed IRS Form W-8 ECI with respect to its acquisition of its interest in the Fund upon becoming a partner and at such subsequent times as required by law or as the Fund may reasonably request. Investors meeting the foregoing requirements are referred to herein as "Qualified Investors". The Interests may be transferred only to other Qualified Investors and only with the prior written consent of the Fund, which will not be withheld unreasonably.

                  Arrangement and commitment fees on the Senior Facility, together with placement fees on the Series A Preferred Interests and the organizational and other offering expenses of the Fund, approximate 0.5% of Total Available Capital. These fees and expenses reduce the amount available for investment. Organizational costs and offering expenses, including the placement agency, arrangement and commitment fees, will be accorded the appropriate treatment under GAAP.

                  The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how it protects that information and why, in certain cases, the Fund may share information with select other parties.

                  The Fund does not disclose, except with consent, any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted or required by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

                  The Fund restricts access to nonpublic personal information about the shareholders to the Fund's affiliates and agents with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

         8.2 Investment Objectives and Policies. The Fund seeks to achieve high total returns while minimizing losses. The Fund's initial portfolio consisted of securities contributed to it by the Feeder Fund. The Fund will invest in equity securities,

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distressed debt, mezzanine investments and high yielding debt of all kinds. The
Fund may also structure, negotiate, originate and syndicate loans and other investment transactions and may engage in various transactions in futures, forward contracts, swaps and other instruments to manage or hedge interest rate, currency exchange, industry, equity and other risks.

                  This strategy is built upon an investment process based on fundamental analysis of industries and businesses. The investments of the Fund (the "Fund Investments"), are managed utilizing a comprehensive, risk-based investment valuation analysis and an intensive due diligence process. The strategy will seek to minimize losses through vigorous in-depth, bottom-up research on all investments. In addition, the Fund may obtain the contractual right to participate in, advise or influence the management of its portfolio investments.

                  The Fund's investment objective (that is, seeking to achieve high total returns while minimizing losses) and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of (i) the lesser of a majority of the Fund's outstanding Common Interests and Preferred Interests voting together as a single class or two-thirds of shares present if a quorum of at least 50% is present and (ii) a majority of the outstanding Preferred Interests, voting as a separate class. All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without approval of the holders of a majority of the Fund's outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Subject to the foregoing, the Fund may not:

                  (1) borrow money or issue senior securities, except insofar as the foregoing would not violate the 1940 Act;

                  (2) make loans of money or property to any person, except insofar as the foregoing would not violate the 1940 Act;

                  (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares or securities of its subsidiaries the Fund may be deemed to be an underwriter;

                  (4) purchase real estate or interests therein, except to the extent that as a result of such investments the Feeder Fund would not cease to be a regulated investment company under the Code;

                  (5) purchase or sell commodities or commodity contracts for any purposes except to the extent permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool or a commodity pool operator; or

                  (6) invest more than 25% of its assets in a single industry.

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         8.3 Risk Factors.

                  (a) General.

Management of the Fund

                  SVOF/MM, LLC, an affiliate of the Investment Manager, will serve as the General Partner of the Fund. In that capacity, it will conduct the day-to-day operations of the Fund, including supervision of the Investment Manager and Co-Manager with respect to the Fund and reporting to the Board of Directors of the Fund. Accordingly, no potential purchaser of Common or Preferred Interests should purchase such interests unless such purchaser is willing to entrust the management of the Fund to SVOF/MM and the Board of Directors.

Pledge of Assets

                  The Common Interests represent equity interests in the Fund only and will not be insured or guaranteed by any person or entity. The creditors of the Fund will have a first claim on all of the Fund's assets included in the collateral for the Senior Facility. In the event of the dissolution of the Fund or otherwise, if the proceeds of the Fund's assets (after payment in full of obligations to any such debtors and of any liquidation preference to any holders of Preferred Interests) are insufficient to repay capital contributions made to the Fund by the holders of the common shares, no other assets will be available for the payment of any deficiency. None of the Board of Directors, the Investment Manager, the Co-Manager, SVOF/MM, the placement agent or any of their respective affiliates, have any liability for the repayment of capital contributions made to the Fund by the holders of common shares. Holders of Common Interests could experience a total loss of their investment in the Fund.

Leveraged Capital Structure

                  The Fund will issue preferred stock and/or debt (including, without limitation, amounts under the Senior Facility) in aggregate amounts not in excess of one-third of the Fund's consolidated gross assets after deducting liabilities other than the preferred shares and the principal amount outstanding under the Senior Facility (in the case of debt) and not more than one-half of the Fund's consolidated gross assets after deducting liabilities other than the Preferred Interests and the principal amount outstanding under the Senior Facility (in the case of Preferred Interests and debt combined). The use of leverage creates an opportunity for increased income and gains to the holders of Common Interests, but also creates increased risk of loss. The use of leverage magnifies the potential gains and losses from an investment and increases the risk of loss of capital. To the extent that income derived by the Fund from investments purchased with borrowed funds is greater than the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used. Conversely, if the income from investments purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, and the amount available for ultimate distribution to the holders of Common Interests

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will be reduced. The extent to which the gains and losses associated with leveraged investing are increased will generally depend on the degree of leverage employed. The Fund may, under some circumstances, be required to dispose of the Fund Investments under unfavorable market conditions, thus causing the Fund to recognize a loss that might not otherwise have occurred. If an event of default under pertinent borrowing agreements occurs or an asset coverage maintenance provision of the Preferred Interests requires that certain leverage being utilized by the Fund be retired and thus Fund Investments are sold, losses also may occur that might otherwise not have occurred. In the event of a sale of Fund Investments upon default, secured creditors will be contractually entitled to direct such sales and may be expected to do so in their interest, rather than in the interests of the holders of common shares. The holders of Common Interests will incur losses if the proceeds from such a sale are insufficient, after payment in full of amounts due and payable on borrowed amounts, including administrative expenses, to repay all of the capital invested by holders of Common Interests. As a result, they could experience a total loss of their investment in the Fund.

Restrictions Imposed by the Senior Facility and Preferred Securities

                  By limiting the circumstances in which borrowings may occur under the Senior Facility, the Senior Facility in effect provides for various asset coverage, credit quality and diversification limitations on the Fund Investments. The Senior Facility also provides limitations on distributions on or repurchases of Common Interests and on redemptions of Series A Preferred Interests. The terms of the Series A Preferred Interests contain similar limitations. Such limitations may cause the Fund to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair the profitability or increase losses of the Fund or result in adverse tax consequences.

Default Risk

                  If an event of default occurs under the credit agreement (the "Credit Agreement") or if any third party utilized by the Fund to provide insurance in order to obtain credit enhancement for the Series A Preferred Interests and debt (an "Insurer") is required to make a payment with respect to the Series A Preferred Interests under the Series A Preferred Interests Policy, the Insurer (if it is not then in default) or the lenders under the Credit Agreement, pursuant to the Pledge Agreement (as defined in Item 10.2), would be permitted to accelerate amounts due under the Senior Facility and liquidate the assets of the Fund to pay off amounts owed under the Senior Facility and limitations would be imposed on the Fund with respect to the purchase or sale of investments. Such limitations may cause the Fund to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair the profitability or increase losses of the Fund or result in adverse tax consequences.

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Restrictions on Transfer and Withdrawal

                  The offering of the Common Interests was not registered under the Securities Act or any state securities laws of any jurisdiction and Common Interests may not be transferred unless registered under applicable federal and state securities laws or unless an exemption from such laws is available. The Fund has no plans, and is under no obligation, to register any sale of the Common Interests under the Securities Act. Further, approval by the Fund of a transfer is required before any transfer may occur.

                  The Common Interests may be transferred only to other Qualified Investors and only with the prior written consent of the Fund, which will not be withheld unreasonably.

Lack of Liquidity of Common Interests

                  No market exists for the Common Interests, and none is expected to develop. Consequently, a purchaser must be prepared to hold the Common Interests for an indefinite period of time or until the termination date of the Fund. In addition, the Common Interests are subject to certain transfer restrictions which may further limit the liquidity of the common shares.

Nature of Fund Investments

                  General. The Fund will have broad discretion in making Fund Investments. The Fund Investments will generally consist of debt obligations and other securities and assets that present significant risks as a result of business, financial, market and legal uncertainties. There can be no assurance that the Investment Manager will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on the Fund Investments. Prices of the Fund Investments may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Fund's activities and the value of the Fund Investments. The Fund's performance over a particular period may not necessarily be indicative of the results that may be expected in future periods. Similarly, the past performance of the Investment Manager, the Co-Manager and their respective affiliates may not necessarily be indicative of the results the Investment Manager may be able to achieve with the Fund Investments in the future.

                  High-Yield Securities. A significant portion of the Fund Investments will consist of investments that may generally be characterized as "high-yield securities." Such securities are expected to be rated below investment-grade by one or more nationally recognized statistical rating organizations or will be unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

                  High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment-grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment-grade.

                  The Fund will be authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer's obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

                  High-yield securities purchased by the Fund will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness.

                  Bank Loans. A portion of the Fund Investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." The Fund Investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment-grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

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                  Bank loans are typically at the most senior level of the
capital structure, and are often secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment-grade. For a discussion of the risks associated with below investment-grade investments, see "--High-Yield Securities" above.

                  The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

                  Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

                  Distressed Debt. The Fund will be authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

                  There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Fund. Second, the effect of a bankruptcy filing on an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Fund's influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

                  In any investment involving distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Fund's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving distressed debt obligations in which the Fund will invest, there is a potential risk of loss by the Fund of its entire investment in any particular investment.

                  Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Fund's original investment in a Fund

Investment. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Manager's active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to its shareholders or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

                  The Investment Manager on behalf of the Fund may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Fund does choose to join a committee, the Fund would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Fund would be successful in obtaining results most favorable to it in such proceedings, although the Fund may incur significant legal and other expenses in attempting to do so. As a result of participation by the Fund on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund's actions. Participation by the Fund on such committees may cause the Fund to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Fund an "insider" for purposes of the federal securities laws. Either circumstance will restrict the Fund's ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

                  Equity Securities. The Fund will also be permitted to invest in common and preferred stock and other equity securities, including both public and private equity securities. Equity securities generally involve a high degree of risk and will be subordinate to the debt securities and other indebtedness of the issuers of such equity securities. Prices of equity securities generally fluctuate more than prices of debt securities and are more likely to be affected by poor economic or market conditions. In some cases, the issuers of such equity securities may be highly leveraged or subject to other risks such as limited product lines, markets or financial resources. In addition, some of these equity securities may be illiquid. Because of perceived or actual illiquidity or investor concerns regarding leveraged capitalization, these securities often trade at significant discounts to otherwise comparable investments or are not readily tradeable. These securities generally do not produce current income for the Fund and may also be speculative. The Fund may experience a substantial or complete loss on individual equity securities.

                  Mezzanine Investments. Mezzanine Investments of the type in which the Fund intends to invest are primarily privately negotiated subordinated debt and equity securities issued in connection with leveraged transactions, such as management buyouts, acquisitions, refinancings, recapitalizations and later stage growth capital financings, and are generally rated below investment-grade. Mezzanine Investments may also include investments with equity participation features such as warrants, convertible securities, senior equity investments and common stock. Mezzanine Investments are subject to the same risks described above in the case of high-yield securities, and also may be subject to risks associated with illiquid investments, since there will usually be relatively few holders of any particular Mezzanine Investment.

General Market and Credit Risks of Debt Obligations

                  Debt portfolios are subject to credit and interest rate risks. "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade. "Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

                  An unstable geopolitical climate and threats of terrorism could have a material effect on general economic conditions, market conditions and market liquidity. A negative impact on economic fundamentals and consumer confidence may increase the risk of default of particular Fund Investments, negatively impact market value, increase market volatility, cause credit spreads to widen and reduce liquidity, all of which could have an adverse effect on the investment performance of the Fund. No assurance can be given as to the effect of these events on the value of or markets for Fund Investments.

Illiquidity of Fund Investments

                  The market value of Fund Investments will fluctuate with, among other things, changes in market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets and the financial condition of the issuers of Fund Investments. In addition, the lack of an established, liquid secondary market for many of the Fund Investments may have an adverse effect on the market value of Fund Investments and on the Fund's ability to dispose of them. Furthermore, Fund Investments will be subject to certain transfer restrictions that may also contribute to illiquidity. Therefore, no assurance can be given that, if the Fund is determined to dispose of a particular investment, it could dispose of such investment at the previously prevailing market price.

                  A portion of the Fund's investments will consist of securities that are subject to restrictions on resale by the Fund for reasons including that they were acquired in a "private placement" transaction or that the Fund is deemed to be an affiliate of the issuer of such securities. Generally, the Fund will be able to sell such securities without restriction to other large institutional investors but may be restrained in its ability to sell them to other investors. If restricted securities are sold to the public, the Fund may be deemed to be an underwriter or possibly a controlling person with respect thereto for the purposes of the Securities Act and be subject to liability as such under the Securities Act.

Dependence on Key Personnel

                  The success of the Fund will be highly dependent on the financial and managerial expertise of the Investment Manager. The Investment Committee of the Fund (the "Investment Committee") is currently comprised of five voting members (Michael E. Tennenbaum, Mark K. Holdsworth, Howard M. Levkowitz and Michael E. Leitner (the "TCP Voting Members") and a person designated by Babson with the approval of TCP (initially Richard E. Spencer
II)) and 5 non-voting members from TCP. The loss of one or more of the TCP Voting Members of the Investment Committee could have a material adverse effect on the performance of the Fund. Although the Investment Manager and the TCP Voting Members of the Investment Committee will devote a significant amount of their respective efforts to the Fund, they actively manage investments for other clients and are not required to (and will not) devote all of their time to the Fund's affairs.

Interest Rate and Investment Risk Management

                  The Investment Manager is authorized to use various investment strategies to hedge interest rate risks. These strategies are generally accepted as portfolio management techniques and are regularly used by many investment funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. The Investment Manager may use any or all such types of interest rate hedging transactions at any time and no particular strategy will dictate the use of one transaction rather than another. The choice of any particular interest rate hedging transactions will be a function of numerous variables, including market conditions. However, the Investment Manager has historically emphasized acquiring floating-rate assets based on the same or a similar index as its floating-rate liabilities.

                  Although the Investment Manager intends to engage in interest rate hedging transactions only for hedging and risk management purposes and not for speculation, use of interest rate hedging transactions involves certain risks. These risks include (i) the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had interest rate hedging transactions not been utilized, in which case it would have been better had the Fund not engaged in the interest rate hedging transactions, (ii) the risk of imperfect correlation between the risk sought to be hedged and the interest rate hedging transactions utilized and (iii) potential illiquidity for the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more interest rate hedging transactions.

                  The Fund is also authorized to enter into certain hedging and short sale transactions, referred to herein as "Defensive Hedge Transactions," for the purpose of protecting the market value of a Fund Investment for a period of time without having to currently dispose of such Fund Investment. Such Defensive Hedge Transactions may be entered into when the Fund is legally restricted from selling a Fund Investment or when the Fund otherwise determines that it is advisable to decrease its exposure to the risk of a decline in the market value of a Fund Investment. There can be no assurance that the Fund will accurately assess the risk of a market value decline with respect to a Fund Investment or enter into an appropriate Defensive Hedge Transaction to protect against such risk. Furthermore, the Fund is not obligated to enter into any Defensive Hedge Transaction.

                  The Fund may from time to time employ various investment programs including the use of derivatives, short sales, swap transactions, securities lending agreements and repurchase agreements. There can be no assurance that any such investment program will be undertaken successfully.

Risks Associated with Total Rate of Return Swaps and Other Credit Derivatives

                  In addition to hedging and short sale transactions entered into for the purpose of interest rate hedging and Defensive Hedge Transactions, the Fund is also authorized to make investments in the form of hedging and short sale transactions. These investments are referred to herein as "Structured Product Transactions" and are more generally known as total rate of return swaps or credit derivatives. These transactions generally provide for the transfer from one counterparty to another of certain credit risks inherent in the ownership of a financial asset such as a bank loan or a high-yield security. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or that credit spreads for like assets will change (thus affecting the market value of the financial asset). The transfer of credit risk pursuant to a credit derivative may be complete or partial, and may be for the life of the related asset or for a shorter period. Credit derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference loans or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, credit derivatives may be used by the Fund to reduce exposure to an owned asset without selling it in order, for example, to maintain relationships with clients, avoid difficult transfer restrictions, manage illiquid assets or hedge declining credit quality of the financial asset.

                  The Fund would typically enter into a Structured Product Transaction in order to permit the Fund to realize the same or similar economic benefit of owning one or more Reference Assets on a leveraged basis. However, because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors on the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties. In addition, the Fund will not benefit from general rights applicable to the holders of the Reference Assets, such as the right to indemnity and rights of setoff. The economic performance of the Reference Assets will largely depend upon the ability of the actual lenders or holders or their agents or trustees to administer the Reference Assets. Moreover, in monitoring and enforcing the lenders' or holders' rights under related documentation and in consenting to or proposing amendments to the terms included in such documentation, the actual lenders or holders will not have any obligation to consider the economic interests of the Fund.

                  Total rate of return swaps and other credit derivatives are subject to many of the same types of risks described above in "--Interest Rate and Investment Risk Management"; for example, in the event that the Fund enters into a credit derivative with a counterparty who subsequently becomes insolvent or files a bankruptcy case, the credit derivative may be terminated in accordance with its terms and the Fund's ability to realize its rights under the credit derivative could be adversely affected.

                  Total rate of return swaps and other credit derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such total rate of return swaps and other credit derivatives. There is currently little or no case law or litigation characterizing total rate of return swaps or other credit derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to total rate of return swaps or other credit derivatives that have not heretofore been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have a material adverse effect on the Fund. Pending clarification of these uncertainties, the Fund intends to utilize these instruments primarily for hedging and risk management purposes.

                  The use of leverage will significantly increase the sensitivity of the market value of the total rate of return swaps or other credit derivatives to changes in the market value of the Reference Assets. The Reference Assets are subject to the risks related to the credit of their underlying obligors. These risks include the possibility of a default or bankruptcy of the obligors or a claim that the pledging of collateral to secure a loan constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the obligors or nullified under applicable law.

Board Participation

                  It is anticipated that the Fund, through the TCP Voting Members of the Investment Committee, will be represented on the boards of some of the companies in which the Fund makes investments (although the Fund has no obligation to seek representation on any such boards). While such representation is important to the Investment Manager's investment strategy and should enhance the Investment Manager's ability to manage Fund Investments, it may also have the effect of impairing the ability of the Fund to sell the related Fund Investments when, and upon the terms, it might otherwise desire, including as a result of applicable securities laws.

Third-Party Litigation

                  The Fund's investment activities subject it to the normal risks of becoming involved in litigation by third parties. This risk is somewhat greater where the Fund exercises control or significant influence over a company's direction, including as a result of board participation. The expense of defending against claims made against the Fund by third parties and paying any amounts pursuant to settlements or judgments would, to the extent that (i) the Fund has not been able to protect itself through indemnification or other rights against the portfolio company or (ii) is not entitled to such protections or (iii) the portfolio company is not solvent, be borne by the Fund pursuant to indemnification obligations and reduce net assets. The Board of Directors, the Investment Manager and others are indemnified by the Fund in connection with such litigation, subject to certain conditions.

Lender Liability Considerations and Equitable Subordination

                  In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed "lender liability"). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund Investments, the Fund could be subject to allegations of lender liability.

                  In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence to dominate or control a borrower to the detriment of the other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because of the nature of certain of the Fund Investments and investments in an obligor by affiliates of the Fund, the Fund could be subject to claims from creditors of an obligor that Fund Investments issued by such obligor that are held by the Fund should be equitably subordinated. A significant number of Fund Investments will involve investments in which the Fund would not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting the Fund Investments could arise without the direct involvement of the Fund.

Fraudulent Conveyance Considerations

                  Various federal and state laws enacted for the protection of creditors may apply to the Fund Investments by virtue of the Fund's role as a creditor with respect to such Fund Investments. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower, such as a trustee in bankruptcy or the borrower as debtor-in-possession, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by a Fund Investment and the grant of any security interest or other lien securing such Fund Investment, and, after giving effect to the incurring of such indebtedness, the borrower (i) was insolvent, (ii) was engaged in a business for which the assets remaining in such borrower constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness and such security interest or other lien as fraudulent conveyances, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer of a Fund Investment, payments made on the Fund Investment could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency depending on a number of factors, including the amount of equity of the borrower owned by the Fund and its affiliates and any contractual arrangements between the borrower, on the one hand, and the Fund and its affiliates, on the other hand. The measure of insolvency for purposes of the foregoing will vary depending on the law of the jurisdiction which is being applied. Generally, however, a borrower would be considered insolvent at a particular time if the sum of its debts was greater than all of its property at a fair valuation or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether a borrower was insolvent after giving effect to the incurrence of the loan or that, regardless of the method of evaluation, a court would not determine that the borrower was "insolvent" upon giving effect to such incurrence.

                  In general, if payments on a Fund Investment are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments, including shareholders.

Projections

                  The Fund may rely upon projections, forecasts or estimates developed by the Investment Manager and/or a portfolio company concerning the portfolio company's future performance and cash flow. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. Actual events are difficult to predict and beyond the Fund's control. Actual events may differ from those assumed. Some important factors which could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates; domestic and foreign business, market, financial or legal conditions; differences in the actual allocation of the Fund Investments among asset groups from those initially anticipated by the Investment Manager; changes in the degree of leverage actually used by the Fund from time to time;

the degree to which the Fund Investments are hedged and the effectiveness of such hedges; and the terms of and borrowing agreements, among others. In addition, the degree of risk will be increased as a result of leveraging of the Fund Investments. Accordingly, there can be no assurance that estimated returns or projections can be realized or that actual returns or results will not be materially lower than those estimated therein.

                  Projections are inherently subject to uncertainty and factors beyond the control of the Investment Manager and the portfolio company. The inaccuracy of certain assumptions, the failure to satisfy certain financial requirements and the occurrence of other unforeseen events could impair the ability of a portfolio company to realize projected values and cash flow.

Complexity of Legal and Financial Analysis

                  The level of analytical sophistication, both financial and legal, necessary for successful investment in the Fund Investments is unusually high. There is no assurance that the Investment Manager will correctly judge the nature and magnitude of the many factors that could affect the prospects for successful investments in Fund Investments.

Potential for Insufficient Investment Opportunities

                  The business of investing in Equity Securities, Distressed Debt, Mezzanine Investments and High Yielding Debt is highly competitive. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. Consequently, there can be no assurance that the Investment Manager will be able to invest fully the Fund's assets or that suitable investment opportunities will be identified which satisfy the Fund's rate of return objective.

Conflicts of Interest

                  The Investment Manager, Co-Manager and their respective partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, the Fund. Affiliates and employees of the Investment Manager are equity investors in the Fund.

                  Further, the Investment Manager is entitled to receive the Management Fee (as defined in Item 9.1) and SVOF/MM, which is owned by affiliates of TCP and Babson, is entitled to receive the Carried Interest. The Management Fee is not based on net asset value but is based on Management Fee Capital, which initially consists of the Initial Net Assets (as defined in Item 9.1), the total amounts of the Senior Facility available and the maximum aggregate liquidation preference of preferred shares issuable by the Feeder Fund and the Fund under the 1940 Act, regardless of whether the Fund borrows under the Senior Facility or issues preferred shares. The existence of the Carried Interest and the equity investments in the Fund by Tennenbaum & Co. LLC ("TCO"), TCP, the TCP Voting Members of the Investment Committee and Babson may cause the

Investment Manager to increase or decrease leverage or to approve and cause the Fund to make more speculative or less speculative Fund Investments than the Fund would otherwise make in the absence of such interests. The Management Fee may be higher than fees charged by other investment companies.

                  The Investment Manager and its respective affiliates, employees and associates currently do and in the future may manage other funds and accounts other than the assets of the Fund, including for certain holders of common shares ("Other Adviser Accounts"), that invest in assets eligible for purchase by the Fund. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of Other Adviser Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Fund and Other Adviser Accounts. In general, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Fund and Other Adviser Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in private placements are subject to independent director approval and allocation pursuant to the terms of the co-investment exemptive order applicable to the Fund and described in Item 8.4 below. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Fund may desire to retain an asset at the same time that one or more Other Adviser Accounts desire to sell it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Fund and Other Adviser Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Fund and the Other Adviser Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Fund or the availability or size of a particular investment purchased or sold by the Fund.

                  Similarly, the Co-Manager and its affiliates may give priority to their own accounts and those of their other advisory clients with respect to investment purchase or sale opportunities which come to their attention, and have made no agreement to make such opportunities available to the Fund.

                  All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Fund or the availability or size of the position purchased or sold by the Fund.

                  The Fund, the Investment Manager and the administrative agent on the Credit Agreement use or have used the same legal counsel. Such counsel, the Fund's accountants and the Investment Manager's accountants do not represent the shareholders or prospective purchasers individually solely as a result of their investment in the Fund. Prospective purchasers of common shares should consult their own legal, tax and accounting advisers with respect to their investment in the Fund.

Brokerage

                  Subject to the supervision of the Board of Directors, decisions to buy and sell securities and bank debt for the Fund and decisions regarding brokerage commission rates are made by the Investment Manager. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

                  In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business, but there is not a formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to the Fund for which the Fund would be obligated to pay (such as custodial and professional fees).

                  One or more of the other investment funds or accounts which the Investment Manager manages may own from time to time some of the same investments as the Fund. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives, subject to the allocation procedures adopted by the Board of Directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Fund and the Investment Manager). In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund.

                  (b) Not Applicable.

8.4 Other Policies. The Investment Manager and Babson believe that, in certain circumstances, it may be in the best interests of the Fund to be able to co-invest with other registered and unregistered funds managed now or in the future by the Investment Manager and its affiliates in order to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations would permit registered investment companies, such as the Fund, to co-invest with registered and unregistered funds that are affiliated with the Investment Manager or Babson in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). However, current SEC regulations and interpretations would not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights.

                  Under current SEC regulations, in the absence of an exemption the Fund and the Feeder Fund may be prohibited from co-investing with the Predecessor Funds or any other unregistered fund managed in the future by the Investment Manager or its affiliates or with other registered funds now or hereafter managed by the Investment Manager in certain private placements. The Investment Manager, the Predecessor Funds and the other funds managed by the Investment Manager have received an exemption from such regulations.

                  Under the order granting such exemption, each time the Investment Manager proposes that an unregistered account or registered fund acquire private placement securities that are suitable for the Fund, the Investment Manager will offer to the Fund a pro rata amount of such securities (based on Total Available Capital). The Fund's independent Directors will review the proposed transaction and may authorize co-investment by the Fund if a majority of them conclude that: (i) the transaction is consistent with the Fund's investment objective and policies; (ii) the terms of co-investment are fair to the Fund and its shareholders and do not involve overreaching; and
(iii) participation by the Fund would not disadvantage the Fund or be on a basis different from or less advantageous than that of the participating unregistered accounts and other registered funds. The Directors may also approve a lower amount or determine that the Fund should not invest. In addition, follow-on investments and disposition opportunities must be made available on a pro rata basis and no co-investment (other than permitted follow-on investments) is permitted where the Fund, on the one hand, or any other account advised by the Investment Manager or an affiliate, on the other hand, already hold securities of the issuer.

                  The Feeder Fund's Operating Agreement (the "Operating Agreement") and the Partnership Agreement of the Fund (the "Partnership Agreement") permit the Investment Manager, the Co-Manager and their respective affiliates to spend substantial time on other business activities, including investment management and advisory activities for entities with the same or overlapping investment objectives, investing for their own account with the Fund or any investor in the Fund, financial advisory services (including services for entities in which the Fund invests), and acting as directors, officers, creditor committee members or in similar capacities. Subject to the requirements of the 1940 Act, the Investment Manager, the Co-Manager and their respective affiliates and associates intend to engage in such activities and may receive compensation from third parties for their services. Subject to the same requirements, such compensation may be payable by entities in which the Fund invests in connection with actual or contemplated investments, and the Investment Manager and the Co-Manager may receive fees and other compensation in connection with structuring Fund Investments which they will share.

8.5      Not Applicable.

8.6      Not Applicable.

ITEM 9.  MANAGEMENT

9.1      General.

         (a) Board of Directors. The Board of Directors will set broad policies for the Fund and its officers, and SVOF/MM, LLC, an affiliate of the Investment Manager, will serve as the General Partner of the Fund. In that capacity, it will conduct the day-to-day operations of the Fund, including supervision of the Investment Manager and Co-Manager with respect to the Fund and reporting to the Board of Directors of the Fund. The Board of Directors consists of three persons, two of whom are not interested persons of the Fund for purposes of
Section 2(a)(19) of the 1940 Act. The same directors will serve as directors of the Feeder Fund for the purpose of exercising the oversight functions required by the 1940 Act. The holders of the preferred securities of the entity in question, voting separately as a class, will be entitled to elect two of the directors of that entity. The remaining directors of that entity will be subject to election by holders of common securities and preferred securities of the entity in question, voting together as a single class.

         (b) Investment Manager. Tennenbaum Capital Partners, LLC ("TCP" or the "Investment Manager") serves as the investment manager of the Fund. TCP maintains its office at 2951 28th Street, Suite 1000, Santa Monica, California 90405. In addition, Babson Capital Management LLC ("Babson" or the "Co-Manager") serves as co-manager. Babson maintains its office at 1500 Main Street, Suite 2800, Springfield, MA 01115. Babson, a member of the MassMutual Financial Group ("MassMutual"), is an indirect, majority owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual Life"). Each of TCP and Babson is a registered investment adviser under the Advisers Act. The managing member of TCP is Tennenbaum & Co. LLC ("TCO"), whose managing member is Michael E. Tennenbaum. The TCP members of the Fund's Investment Committee have collectively almost 90 years of experience in investing, business management, auditing, data systems, law and investment banking. TCP also serves as the investment manager of the Predecessor Funds, each of which has an investment objective and investment policies similar to those of the Fund.

                  The Fund and/or the Feeder Fund will pay aggregate management fees (the "Management Fee") of 1.00% per year of the "Management Fee Capital". The Management Fee Capital initially consists of (i) the aggregate value at the closing time of the net assets of the Fund and the Feeder Fund attributable to the Common Interests (the "Initial Net Assets"), regardless of whether the Fund distributes or repurchases Common Interests in respect of such amount, (ii) the maximum amount available to be borrowed by the Fund and the Feeder Fund under the 1940 Act in respect of the Initial Net Assets, regardless of whether the Fund or the Feeder Fund has any borrowings outstanding under the Senior Facility and (iii) the maximum aggregate liquidation preference of preferred securities the Fund and the Feeder Fund would be authorized to issue under the 1940 Act based upon the total amount of the Initial Net Assets and assuming that the Fund and the Feeder Fund have borrowed the maximum amount available to be borrowed under the Senior Facility, regardless of whether the Fund or the Feeder Fund has issued such preferred securities. At such time as all borrowings under the Senior Facility have been repaid and no further borrowings are permitted thereunder, Management Fee Capital will be reduced to equal the sum of the Initial Net Assets, regardless of whether the Fund has made distributions or repurchased Common Interests in respect of such amount, plus the aggregate liquidation preference of Preferred Interests then outstanding, thereby reducing the amounts on which the Management Fee is paid. At such time as all borrowings under the Senior Facility have been repaid and no further borrowings are permitted thereunder, and no more than $1,000,000 in liquidation preference of Preferred Interests remains outstanding, Management Fee Capital will be further reduced to equal the Initial Net Assets, regardless of whether the Fund has made distributions or repurchased Common Interests in respect of such amount, thereby further reducing the amounts on which the Management Fee is paid. The Management Fee will be paid to the Investment Manager, which will pay a portion of such Management Fee to the Co-Manager. A Discussion regarding the basis for the Board of Directors approving the investment advisory contract (the "Investment Management Agreement") will be available in the Fund's report to interestholders for the period ending December 31, 2006.

                  The Fund will allocate and pay to SVOF/MM, which is wholly owned by TCP, Babson and their respective affiliates, as General Partner (i) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Interests exceed an 8% annual weighted average return on undistributed capital attributable to the aggregate cost basis of the membership interests in the Predecessor Funds redeemed in exchange for the common shares of the Feeder Fund (the "Hurdle") until SVOF/MM has received from the Fund an amount equal to 25% of the aggregate cumulative distributions of net income and gain to the holders of the Common Interests (such amounts, the "Catch-up Amount"), and (ii) thereafter an amount (payable at the same time as any distributions to the holders of the Common Interests) such that after receipt thereof SVOF/MM will have received from the Fund an amount equal to 20%, and the holders of the Common Interests will have received 80%, of the incremental aggregate distributions of net income and gain in excess of the Fund's cost basis to the holders of the Common Interests and to SVOF/MM as described below. Such amounts allocable and payable to SVOF/MM in its capacity as General Parnter are referred to herein as the "Carried Interest." For purposes of calculating whether the Hurdle has been exceeded and whether SVOF/MM has received the Catch-up Amount, the Fund's performance will include that of SVARF for periods preceding July 31, 2006 (the "Closing Date") and the distributions of the Fund will include the portion of SVARF's distributions for periods preceding the Closing Date attributable to its investors in the Feeder Fund who participated in the Combination multiplied by the ratio of the Net Asset Value of the Feeder Fund immediately after giving effect to the transactions on the Closing Date to such Net Asset Value attributable to the shares of the Feeder Fund acquired by investors in SVARF. Making these calculations on the foregoing bases is more favorable to investors in the Fund than utilizing the blended performance and distributions of SVBF II and SVARF. As of March 31, 2006, these calculations would have resulted in the Fund having a cumulative excess return over the Hurdle sufficient to fund approximately 1.9 years of the Hurdle.

                  The Carried Interest will be earned by SVOF/MM in its capacity as General Partner of the Fund or, if the Board of Directors approve the issuance of Series S Preferred Stock of the Feeder Fund to SVOF/MM upon termination of the Fund, paid as dividends on the Series S Preferred Stock (the "Series S Preferred Stock"), which will be redeemable by the Feeder Fund at its liquidation preference as specified in the paragraph below in the event the Investment Management Agreement is terminated. Approval by the board of directors of the Feeder Fund of the issuance of the Series S Preferred Stock will be based only on receipt of an exemptive order or no-action type of comfort from the staff of the SEC regarding use of the Series S Preferred Stock. Alternatively, the Carried Interest may be paid as a fee pursuant to the Investment Management Agreement. The amounts expected to be payable under any of the foregoing structures will be the same.

                  If the Investment Management Agreement is terminated for any reason, the Fund will have the right to remove SVOF/MM as general partner or to call the Series S Preferred Stock at its liquidation preference. In such circumstances the Feeder Fund will engage at its own expense a firm acceptable to the Feeder Fund and the Investment Manager to determine the maximum reasonable fair value as of the termination date of the Fund's consolidated assets (assuming each asset is readily marketable among institutional investors without minority discount and with an appropriate control premium for any control positions and ascribing an appropriate net present value to unamortized organizational and offering costs and going concern value). After review of such firm's work papers by the Investment Manager and the Feeder Fund and resolution of any comments therefrom, such firm shall render its report as to valuation, and the Fund shall pay to the Investment Manager or SVOF/MM, as the case may be, any Management Fee or Carried Interest, as the case may be, payable pursuant to the paragraphs above as if all of the consolidated assets of the Fund had been sold at the values indicated in such report and any net income and gain distributed. Such report must be completed within 90 days after notice of termination of the Investment Management Agreement.

                  Certain employees and affiliates of TCP, including the TCP Voting Members of the Investment Committee, as well as members of the TCP Board of Advisors, will own an economic interest in SVOF/MM and will receive from SVOF/MM distributions that will equal approximately the amount of any Carried Interest attributable to any common shares owned by such persons. Members of the TCP Board of Advisors will only receive such an economic interest in SVOF/MM with respect to the first $2 million of common shares in the Feeder Fund acquired by such persons in respect of their holdings in SVBF II and SVARF.

                  After the first two years, each Investment Management Agreement will terminate unless its continuance is specifically approved at least annually by both (i) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Feeder Fund or the Fund as applicable, at the time outstanding, and (ii) the vote of a majority of the Board of Directors who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may also be terminated by the Feeder Fund or the Fund as applicable, at any time upon giving the Investment Manager

60 days' notice, provided that such termination must be directed or approved by a majority of the Board of Directors in office at the time or by the holders of a majority of the voting securities of the Feeder Fund or the Fund as applicable, at the time outstanding. Each Investment Management Agreement may also be terminated by the Investment Manager on 60 days' written notice. The Investment Management Agreement will also immediately terminate in the event of its assignment. As used in this paragraph, the terms "majority of the outstanding voting securities," "interested person" and "assignment" have the same meanings as in the 1940 Act.

                  Origination, management, finders, breakup and similar fees payable with respect to Fund Investments ("Origination Fees") will be payable to the Fund. The Fund will monitor such fees with a view to maintaining its status as a RIC, one of the requirements of which is that no more than 10% of the Fund's gross revenues in any year consist of non-investment-related income.

                  The Fund will be responsible for paying the fees of the Investment Manager, the Carried Interest, due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining the books and records of the Fund, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation or administration of the Fund and any portfolio investments. Organization, offering and capitalization expenses are anticipated to consist primarily of placement fees for the preferred shares and commitment and administrative agent fees for the Senior Facility and approximates 0.50% of the initial Management Fee Capital. Expenses associated with investments by multiple funds will be shared proportionately by the participating funds. Expenses associated with the general overhead of the Investment Manager or Co-Manager will not be covered by the Fund.

(c) Portfolio Management. The TCP Voting Members of the Investment Committee will be primarily responsible for managing the Fund Investments. Other investment professionals of TCP will participate in Investment Committee meetings on a regular basis. The Investment Committee will review and discuss the purchase and sale of all Fund Investments other than short-term investments in high-quality debt securities maturing in less than 367 days from purchase or investment funds whose portfolios at all times have an effective duration of less than 367 days and whose shares are redeemable daily at net asset value and other than hedging and risk management transactions, and approval by a majority vote of the Investment Committee will be required prior to the purchase or sale of any Fund Investment (other than cash and cash equivalents). The Investment Committee will seek investments in companies which it believes to have strong, defensible and enduring business franchises operating in industries that have attractive risk-reward profiles--an approach which TCP currently employs on behalf of its other accounts and which TCP (and prior to its formation, TCO and Michael E. Tennenbaum) has employed since 1987. The following are summaries of the background and experience of the TCP Voting Members of the Investment Committee. There can be no assurance that such persons will continue to be employed by TCP, or, if so employed, be involved in the management of the Fund Investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities issued by the Fund.

                  MICHAEL E. TENNENBAUM, a founding Partner of TCP, is the Senior Managing Partner and a voting member of the Investment Committee. Before forming TCP in 1996, Mr. Tennenbaum served for 32 years in various capacities at Bear Stearns, including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm's Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. Mr. Tennenbaum has served on the Boards of many public and private companies. He currently serves as Chairman of Pemco Aviation Group, Inc. and Chairman of the Board of Anacomp, Inc. He previously served as a Director of Bear Stearns Companies, Inc., Jenny Craig, Inc., Tosco Corporation and Party City Corporation.

                  Mr. Tennenbaum is Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee; he is Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. He is a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group; he is a member of the Committee on University Resources (COUR) at Harvard University; he is a Director of the Los Angeles World Affairs Council; he is a Member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA; he is also a member of the National Innovation Initiative Strategy Council. Mr. Tennenbaum was a member of the Harvard Business School Board of Associates; was a Commissioner on the Intercity High-Speed Rail Commission for California and Chairman of the California High-Speed Rail Authority. He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

                  A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from the Harvard Business School.

                  MARK K. HOLDSWORTH, a founding Partner of TCP, is a Managing Partner and a voting member of the Investment Committee. Prior to joining the firm in 1996, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers Inc, and as an Associate at a Los Angeles real estate advisory firm. He currently serves as Chairman of the Board of Directors of the International Wire Group, and is a Director of Eagle Picher Corporation, and has served on a number of formal and informal creditor committees.

                  He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

                  HOWARD M. LEVKOWITZ, a founding Partner of TCP, is a Managing Partner and a voting member of the Investment Committee. Prior to joining TCP in the beginning of 1997, he was an attorney at Dewey Ballantine. Mr. Levkowitz is President of TCP's registered investment funds. He has served on both public and private company boards and has been involved in a number of creditors committees and restructurings. He also serves as a director of several non-profit organizations.

                  He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from The Wharton School, and a J.D. from the University of Southern California.

                  MICHAEL E. LEITNER will be a Partner effective December 31, 2006 (currently Managing Director) and is a voting memeber of the Investment Committee. Prior to joining TCP, he served as Senior Vice President of Corporate Development for WilTel Communications, leading WilTel's mergers and acquisitions effort. Prior to that, he served as President and CFO of GlobeNet Communications, leading the company through a successful turnaround and sale transaction, and Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of ITC^DeltaCom, Inc. and Anacomp, Inc.

                  He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Co-Manager Key Personnel

         The name of the principal employee of Babson who will be involved in Babson's activities as Co-Manager and his principal occupations during the past five years are listed below.

         RICHARD E. SPENCER II is a Managing Director of Babson. Mr. Spencer joined MassMutual in 1989. He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo. Mr. Spencer is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments. He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC, the General Partner of Tower Square Capital Partners, L.P. Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000. He is a CFA.

         (d) Not Applicable.

         (e) Custodian. Wells Fargo Bank, National Association, with a place of business at 9062 Old Annapolis Rd., Columbia, MD 21045-1951, Attn: Corporate Trust Services - Special Value Continuation Partners, LP, will serve as custodian for the Fund (the "Custodian"), and in such capacity, will maintain certain financial and accounting books and records pursuant to agreements with the Fund.

         (f) Expenses. The Fund and/or the Feeder Fund will be responsible for paying the fees of the Investment Manager, the Carried Interest, due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining the books and records of the Fund, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation or administration of the Fund and any portfolio investments.

         (g) Not applicable.

                  9.2 Non-resident Managers. Not applicable.

                  9.3 Control Persons. The Fund is owned entirely by the Feeder Fund except for (i) the Carried Interest rights of the General Partner and (ii) the Series A Preferred Interests.

ITEM 10.          CAPITAL STOCK, LONG-TERM DEBT, AND OTHER
                  SECURITIES

                  10.1 Capital Stock. Common Shares

                  The Fund is authorized to issue an unlimited number of Common Interests. The Common Interests have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the Common Interests. Each holder of Common Interests has one vote per Common Interest held by it on all matters subject to approval by the holders of the Common Interests. Further, holders of Common Interests have voting rights on the election of the Board of Directors, which will be governed by plurality voting. No person has any liability for obligations of the Fund by reason of owning Common Interests, although each person that subscribes for Common Interests is liable for the full amount of such subscription.

                  The rights attached to the Common Interests are set forth in the Partnership Agreement of the Fund. Such Partnership Agreement may be amended by the Board of Directors without a vote of holders of Common Interests or Preferred Interests in any manner that does not materially and adversely affect the holders of the Common Interests or the Preferred Interests, by the affirmative vote of not less than a majority of the Common Interests and Preferred Interests outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the holders of the Common Interests and the Preferred Interests and by the affirmative vote of not less than a majority of the outstanding Common Interests or Preferred Interests voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other or affects one class materially differently than the other class. The consent of any Insurer would likely be required for certain amendments that could adversely affect its interests.

                  The Fund may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Fund's assets upon the affirmative vote of the holders of not less than two-thirds of the Common Interests and Preferred Interests. The consent of the Insurer will be required for such actions if the ratings assigned to the Senior Facility or the Series A Preferred Interests (after giving effect to the Policies) would be reduced as a result thereof. The Fund will terminate its existence on July 31, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the holders of a majority of the common shares and preferred shares. Notwithstanding the foregoing, in the event that the Feeder Fund issues one share of its Series S Preferred Share to SVOF/MM it would be liquidated and all of its assets would be transferred to the Feeder Fund and investment management compensation would be paid pursuant to the Series S Preferred Share and the Investment Management Agreement of the Feeder Fund rather than that of the Fund. The holders of the common shares and preferred shares will also vote on the management fee at such time. In addition, the Fund may be terminated prior to the expiration of its term upon the occurrence of certain events set forth in the Partnership Agreement.

                  The Feeder Fund will invest substantially all of its assets in the Common Interests of the Fund and expects to own all or substantially all of such Common Interests. The common shares of the Feeder Fund are junior to the preferred shares and are structurally junior to the Preferred Interests and indebtedness of the Fund, including borrowings under the Senior Facility, and other liabilities of the Feeder Fund. Prospective investors should review the terms of the Senior Facility and the Preferred Interests to understand fully the extent of subordination of the Common Interests and the limitations on distributions, voting rights and other matters imposed by the terms of such other securities.

                  The Fund will issue Common Interests in an amount equal to the aggregate net asset value of the assets contributed to it by SVBF II and SVARF. The Common Interests will be entitled to all residual income and gain of the Fund after payment of dividends on the Series A Preferred Interests, interest on the Fund's debt and other liabilities and expenses and the Carried Interest to the General Partner. The Common Interests will have one vote per $1,000 of net asset value as of the end of the quarter preceding the date on which any vote or consent of the Common Interests is required. All of the voting rights of the Common Interests will be passed through to the holders of common shares and Series Z Preferred Shares of the Feeder Fund on an equal per share basis. The Partnership Agreement may be amended by the General Partner with the consent of a majority of the Board of Directors without any vote or consent of the limited partners with respect to any matter as to which a vote of partners is not required by the 1940 Act. On any matter as to which the 1940 Act requires a vote, approval by plurality (in the case of elections of directors), a majority of interests present and voting on the matter in question or, where required by the 1940 Act, the lesser of a majority of the votes of the outstanding voting securities of the Fund or the votes of at least 2/3 of such outstanding voting securities, if a quorum of at least a majority of such voting securities is present, will be sufficient to approve such matter.

                  SVOF/MM, LLC, an affiliate of the Investment Manager, will serve as the General Partner of the Fund. In that capacity, it will conduct the day-to-day operations of the Fund, including supervision of the Investment Manager and Co-Manager with respect to the Fund and reporting to the Board of Directors of the Fund.

Preferred Securities

                  The Fund is authorized to issue an unlimited number of preferred shares, with each preferred share having such liquidation preference and other terms authorized by the Board of Directors. The Fund has two series of preferred shares outstanding.

                  Asset Coverage. Under the 1940 Act, the Fund is generally not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's assets, less all liabilities and indebtedness of the Fund that are not senior securities (such as fees for services, due diligence expenses and other expense accruals), is at least 200% of all indebtedness of the Fund representing senior securities plus the liquidation value of all outstanding preferred shares (i.e., the liquidation value plus the Fund's debt may not exceed 50% of the Fund's assets less all liabilities and indebtedness of the Fund that are not senior securities; compliance with this test will be calculated on a consolidated basis with the Feeder Fund). The Fund may also issue preferred shares if the proceeds will be used to reduce indebtedness. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares or repurchase any common shares unless, at the time of and after giving effect to such declaration or repurchase, the same 200% asset coverage test set forth in the preceding sentence is met. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%.

                  The Fund has issued $134 million in liquidation preference of Series A Preferred Interests. The Fund anticipates that the dividend rate on the Series A Preferred Interests will be re-set periodically to reflect changes in short-term interest rates for instruments having a similar credit rating as the Series A Preferred Interests and that investors who no longer wish to hold all or a portion of their Series A Preferred Interests will be able to sell them periodically at liquidation preference to the liquidity support provider. In the event the Feeder Fund issues the Series S Preferred Stock, the Fund will no longer be necessary and will consequently be terminated and the Series A Preferred Interests will be converted or exchanged into Series A preferred shares of the Feeder Fund having substantially the same terms. In addition, as a condition to obtaining ratings on the Series A Preferred Interests, the terms of the Series A Preferred Interests issued include asset coverage maintenance provisions similar to those in the Senior Facility. These provisions require a reduction of indebtedness or the redemption of Series A Preferred Interests in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund and the Feeder Fund.

                  The holders of the preferred securities of the entity in question, voting separately as a class, will be entitled to elect two of the directors of that entity. The remaining directors of that entity will be subject to election by holders of common shares and preferred securities of the entity in question, voting together as a single class.

                  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Feeder Fund or the Fund, the holders of preferred shares or Series A Preferred Interests, as applicable, would be entitled to receive or have set aside a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share or interest plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares or Common Interests, as applicable. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares of the Feeder Fund or Series A Preferred Interests, as applicable, will not be entitled to any further participation in any distribution of assets by the Feeder Fund or the Fund.

                  Voting Rights. The 1940 Act requires that the holders of any preferred securities, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors are subject to election by holders of the common equity interests and preferred securities, voting together as a single class. In addition, the holders of any preferred securities would have the right to elect a majority of the directors of the Fund at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred securities, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred securities, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in subclassification as a closed-end management investment company or changes in fundamental investment restrictions. As a result of these voting rights, the ability of the Feeder Fund and the Fund to take any such actions may be impeded to the extent that there are any preferred securities outstanding. The terms of the Series A Preferred Interests contain a consent for such securities to be converted or exchanged at any time, in connection with the liquidation or transfer to the Feeder Fund of the assets of the Fund, into shares of the Feeder Fund having substantially the same terms.

                  The affirmative vote of the holders of a majority of the outstanding preferred securities of the Feeder Fund or the Fund, as applicable, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of such preferred securities so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred securities. The class vote of holders of preferred securities described above will in each case be in addition to any other vote required to authorize the action in question.

                  Distributions, Redemption and Purchase. The holders of preferred shares will be entitled to receive periodic distributions at a specified rate or formula or varying rates established by auction or remarketing mechanisms when, as and if declared by the Board of Directors. The terms of the preferred shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accumulated and unpaid dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently reissue any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any reissuance of shares by the Fund will increase that leverage.

                  Covenants under the Insurance Agreements. If the Feeder Fund and the Fund determine to utilize insurance provided by a third party (an "Insurer") in order to obtain credit enhancement for the Series A Preferred Interests and debt, the insurance agreements (the "Insurance Agreements") would be expected to contain certain covenants of the Fund.

                  Series S and Series Z Preferred Shares. The Feeder Fund is authorized to issue one share of its Series S Preferred Shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. In such event the Carried Interest would be paid as dividends on the Series S Preferred Share to be held by SVOF/MM, which will be redeemable by the Feeder Fund for its liquidation preference in the event the Investment Management Agreement is terminated. In connection with such issuance, the Fund would be liquidated and all of its assets transferred to the Feeder Fund and investment management fees would be paid pursuant to the Investment Management Agreement of the Feeder Fund rather than that of the Fund. The Series S Preferred Share will rank on par with the Series A Preferred Interests and Series Z Preferred Shares and will vote with them as a single class.

                  The Feeder Fund has issued 49 shares of its Series Z Preferred Shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of their liquidation preference. The Series Z Preferred Shares will rank on a par with the Series A preferred shares and Series S Preferred Stock that may be issued with respect to the payment of dividends and distribution of amounts on liquidation, and will vote with such shares on matters submitted to a vote of holders of preferred shares of the Feeder Fund. The Series Z Preferred Shares will be redeemable at any time at the option of the Feeder Fund and may only be transferred with the consent of the Feeder Fund.

                  The Series Z Preferred Shares and the Series S Preferred Stock will not be rated or insured by the Insurer, but the liquidation preference and dividends of such shares will be taken into account in the various asset coverage tests applicable to any Series A preferred shares that may become outstanding and the Series A Preferred Interests and the Senior Facility described herein.

                  10.2 Long-Term Debt. The Fund will issue debt (including, without limitation, amounts under the Senior Facility) in aggregate amounts not in excess of one-third of the Fund's consolidated gross assets after deducting liabilities other than the preferred securities and the principal amount outstanding under the Senior Facility. The Fund or the Feeder Fund may also borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund Investments.

                  The Senior Facility is a revolving credit facility pursuant to which amounts may be drawn up to a maximum amount as determined from time to time in accordance with drawdown criteria described in the Credit Agreement. The Senior Facility will be secured by the collateral.

                  Amounts drawn under the Senior Facility may be repaid in whole or in part at any time and from time to time at the election of the Fund from funds available therefor.

                  By limiting the circumstances in which the Fund may borrow under the Senior Facility, the Credit Agreement in effect provides for various asset coverage, credit quality and diversification limitations on the Fund Investments. The Senior Facility also provides prohibitions on other borrowings, limitations on foreign investments, limitations on changes in the Operating Agreement or Partnership Agreement that would materially adversely affect the Feeder Fund or the Fund, the Policies and certain other agreements or the Fund's investment objective and a prohibition on distributions on or repurchases of common and preferred securities if after giving effect thereto the Fund would be in default under the Credit Agreement. An event of default will also occur under the Credit Agreement if the Fund fails to declare regular dividends on the Series A Preferred Interests.

                  Indebtedness under the Senior Facility will be limited based upon the discounted value of the collateral (the "Over-Collateralization Test"), determined under procedures described therein. The Credit Agreement will require that the market value of certain Fund Investments (as well as other excluded investments) be excluded from the calculation of the Over-Collateralization Test to the extent that the assets exceed the limits set forth therein. If the Over-Collateralization Test is not met, the Fund would be obligated to come into compliance or make sufficient principal payments on the outstanding borrowing under the Senior Facility or redeem sufficient Series A Preferred Interests to come into compliance.

                  The Credit Agreement has various events of default, including a default of the Fund in the observance or performance of the Over-Collateralization Test (including specified grace and cure periods), a default in the performance or breach of any covenant

(including, without limitation, any covenants of payment), obligation, warranty or other agreement of the Feeder Fund or the Fund contained in the Credit Agreement, the removal of the Investment Manager pursuant to the terms of the Investment Management Agreement without a replacement investment manager being named within a specified time frame or certain events of bankruptcy, insolvency or reorganization of the Feeder Fund or the Fund. In the event of a default under the Credit Agreement, the administrative agent with respect to the Senior Facility (the "Administrative Agent"), will, if directed by the Insurer so long as the Insurer is not in default (or the lenders if the Insurer is in default), terminate any additional commitments of the lenders to the Fund and the Fund and the Feeder Fund would be required to repay principal of and interest on outstanding borrowings under the Senior Facility to the extent provided in the Credit Agreement prior to paying certain liabilities and prior to redeeming or repurchasing any preferred or common securities.

                  If the Senior Facility is terminated for any reason, restrictions similar to those contained in the Credit Agreement will still apply to the Fund and the Feeder Fund and the common securities under the Series A Preferred Interests Insurance Agreement so long as the Series A Preferred Interests Policy remains in effect.

                  If utilized, the Insurance Agreements would be expected to contain certain covenants of the Feeder Fund and the Portfolio Fund.

                  In connection with the Credit Agreement, the Fund has also entered into a pledge and intercreditor agreement with the Custodian and the Administrative Agent (the "Pledge Agreement") pursuant to which all or a substantial portion of the assets of the Fund will be pledged to the secured parties representative to secure the repayment of any amounts borrowed by the Fund under the Credit Agreement and obligations of the Fund under certain other agreements, including secured hedging transactions and the Pledge Agreement. The Custodian will be required to take all actions that it is directed to take in accordance with the Pledge Agreement to preserve the rights of the secured parties under the Pledge Agreement with respect to the collateral, and in certain circumstances will be prevented from releasing any collateral if an event of default has occurred or is occurring under the Credit Agreement.

                  It is a condition of the Fund's ability to borrow under the Credit Agreement that the Senior Facility be rated AA- by S&P and Aa3 by Moody's. If insurance is utilized, it is expected that the Insurance Agreements would provide that the Fund will notify the Insurer if an interest or principal payment with respect to the Senior Facility has not been made when due, and the Insurer will promptly thereafter pay an amount equal to any such interest or principal payment to the Administrative Agent with or the lenders under the Senior Facility, as applicable. In addition, as a condition to the Insurer making any payment under the Insurance Agreements, the Insurer would be assigned any rights the Administrative Agent or the lenders under the Senior Facility may have with respect to such payment, including any rights such parties might have with respect to the assets of the Fund under the Pledge Agreement. An Insurer would have the ability to enforce the rights of the lenders under the Credit Agreement if an event of default occurs under the Credit Agreement and to enforce its rights under the Insurance Agreements. It is expected that the Insurance Agreements would not be able to be amended without the consent of the Administrative Agent and would terminate upon the earlier to occur of the termination of the Credit Agreement or the payment by the Insurer of all amounts insured under the policy.

                  10.3 General. Not Applicable.

                  10.4 Taxes.

Taxation of the Fund and its Partners

                  The following discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund and the Investment Manager. This discussion is only a general summary of certain current federal income tax laws regarding the Fund and holders of its Common Interests and does not purport to deal with all of the federal income tax consequences or any of the state, local or foreign tax considerations applicable to the Fund or its shareholders, or to all categories of investors. In particular, special tax considerations that may apply to certain types of taxpayers, including securities dealers, banks, entities treated as partnerships for U.S. federal income tax purposes, persons holding common shares as part of a hedge and insurance companies, are not addressed. This discussion is based on the Code, regulations issued thereunder, and interpretations, rulings and decisions currently in effect (or in some cases proposed), all of which are subject to change, potentially with retroactive effect. Any such change may adversely affect the federal income tax consequences described herein. Prospective investors should consult their own tax advisors regarding the federal, state, local, foreign income and other tax consequences to them of purchasing the common shares, including the effects of any changes, including proposed changes, in the tax laws.

                  For purposes of this section a "U.S. Person" is, as determined for U.S. federal income tax purposes, (i) a citizen or individual resident of the U.S.; (ii) a corporation which is created or organized under the law of the U.S., any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax without regard to its source;
(iv) or a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more U.S. persons have the authority to control all substantial decisions of the trust or
(B) the trust was in existence on August 20, 1996, and properly elected to be treated as a U.S. person. For purposes of this section a "Non-U.S. Person" is
(i) an individual that is not a citizen or resident of the United States or (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes that is not created or organized under the laws of the United States, any of the States or the District of Columbia.

                  If a partnership, including for this purpose any entity treated as a partnership for U.S. federal income tax purposes, is a partner in the Fund (a "Partner"), the U.S. federal income tax treatment of a partner in such partnership will generally depend upon the status of such partner and the activities of the partnership. A Partner that is a partnership, and partners in such partnership, should consult their tax advisors to determine the U.S. federal income tax consequences of acquiring, holding and disposing of Interests.

U.S. Federal Income Tax Status of the Fund. The Fund generally intends to conduct its affairs such that it will be treated as a partnership and not as an association or a publicly traded partnership subject to tax as a corporation for U.S. federal income tax purposes. No assurance can be given that the IRS will not challenge such classification of the Fund.

                  If for any reason the Fund were treated as a corporation for U.S. federal income tax purposes, capital gains and losses and other income and deductions recognized by the Fund would not be passed through to the Partners, which could cause any Partner that intend to be treated as a "regulated investment company" for U.S. federal income tax purposes, such as the Feeder Fund, to fail to so qualify, and the Fund could be subject to full, net basis corporate tax on its income. The remainder of this discussion assumes that for U.S. federal income tax purposes the Fund will be treated as a partnership and not as association or publicly traded partnership subject to tax as corporations, and an investor in the Fund will be treated as a partner in it.

Taxation of Partners on the Fund's Profits and Losses. The Fund will not itself generally be subject to U.S. federal income tax. Rather, each Partner, other than Partners that own only Preferred Interests (a "Preferred Partner"), in computing its U.S. federal income tax liability for a taxable year, will be required to take into account its allocable share of all items of Fund income, gain, loss, deduction and credit for the taxable year of the Fund ending with or within such Partner's taxable year, even though the Fund does not intend to make distributions. Such treatment could give rise to so-called "phantom income" for the Partner. Each Partner will have a separate capital account in the Feeder Fund that will be maintained on a U.S. federal income tax basis (each, a "Tax Basis Capital Account"). The Tax Basis Capital Account will not reflect, on a current basis, unrealized gains or losses and is not relevant in determining amounts distributable to Partners in redemption of their Interests or otherwise. In certain circumstances, the characterization of an item of profit or loss for a Partner will be determined at the Fund (rather than at the Partner) level.

Preferred Partners. The amounts payable to a Preferred Partner in accordance with the Statement of Preferences for each series of Preferred Interests ("Preferred Partner Payments") shall be treated by such holder and the Fund as "guaranteed payments" under Section 707(c) of the Code. Accordingly, Preferred Partners, will not be allocated items of Fund income, gain, loss, deduction and credit for the taxable year of the Fund and will recognize ordinary income in an amount equal the guaranteed payments made to, in the case of cash basis Preferred Partners, or accrued by, in the case of accrual basis Preferred Partners, them. (Except as otherwise specified or as the context otherwise dictates, references in this discussion to Preferred Partners are to Partners that are solely Preferred Partners and references to allocations to Partners are to Partners to the extent that they are not Preferred Partners.)

 Allocation of Fund Profits and Losses. For U.S. federal income tax purposes, a Partner's allocable share of items of Fund income, gain, loss, deduction, expenditure and credit will be determined as provided by the Partnership Agreement), if such allocations either have "substantial economic effect" or are determined to be in accordance with the Partner's Interests in the Fund. Allocations at the Fund generally will be made in a manner intended to eliminate, insofar as possible, any disparity between a Partner's Capital Account and its tax basis account, consistent with principles set forth in
Section 704(c) of the Code. If the allocations provided by the Partnership Agreement were successfully challenged by the IRS, the redetermination of the allocations to a particular Partner for U.S. federal income tax purposes could be less favorable than under such allocations.

Special Allocations. Notwithstanding the discussion above, if, for any reason, allocations of net profit and net loss (or any item of income, gain, loss or expense taken into account in determining net profit and net loss) do not correspond to distributions of amounts reflecting the aggregate net profit of the Fund made or required to be made by the Fund pursuant to the Partnership Agreement (due, for example, to events occurring between the time that such allocations are made and the time that the related distributions are made), then the General Partner shall allocate net profit and net loss (and, if necessary, items of Fund income (including gross income), gain, loss and expense taken into account in determining net profit and net loss) and any other items of Fund income, gain, loss and expense recognized in subsequent accounting periods among the Partners in such a manner as shall, in the General Partner's sole discretion, eliminate as rapidly as possible the disparity between the prior allocations of net profit and net loss (or items taken into account in determining Net Profit and Net Loss), on the one hand, and those non-corresponding distributions, on the other hand. Furthermore, if in the opinion of the General Partner, the allocations of income, gain, loss and expense provided for herein do not comply with the applicable Code provisions or Treasury Regulations (including the provisions relating to nonrecourse deductions and partner nonrecourse deductions), then, notwithstanding anything in the Partnership Agreement to the contrary, such allocations shall, upon notice in writing to each Partner, be modified in such manner as the General Partner determines is necessary to satisfy the relevant provisions of the Code or Treasury Regulations, and the General Partner shall have the right to amend this Agreement (without the consent of any other Partner being required for such amendment) to reflect any such modification. It is the intention of the General Partner and the Partners, however, that no such modification shall alter materially the economic arrangement among the Partners

Adjusted Tax Basis for a Partner's Interest in the Fund. For U.S. federal income tax purposes, a Partner's adjusted tax basis for its interest in the Fund generally will be equal to the amount of its initial Capital Contribution and will be increased by (a) any additional Capital Contributions made by such Partner and (b) such Partner's allocable share of (i) items of Fund taxable income and gain and (ii) nonrecourse indebtedness of the Fund (as defined for U.S. federal income tax purposes and allocated among the Partners in accordance with their profit sharing ratios). Such adjusted tax basis generally will be decreased, but not below zero, by such Partner's allocable share of (a) items of Fund taxable deduction, expense and loss and (b) distributions by the Fund or constructive distributions resulting from a reduction in such Partner's share of nonrecourse indebtedness of the Fund (as defined for U.S. federal income tax purposes). Preferred Partners will not have a share of the nonrecourse indebtedness of the Fund, and Preferred Partner Payments will not affect the Preferred Partner's basis for its interest in the Fund.

                  If the recognition of a Partner's distributive share of Fund losses would otherwise reduce its adjusted tax basis for its interest below zero, the recognition of such losses by the Partner would be deferred until such time as the recognition of such losses would not reduce the Partner's tax basis below zero. To the extent that the Fund's distributions (or constructive distributions, as described above) would reduce a Partner's adjusted tax basis for its interest below zero, such distributions would generally constitute taxable income to the Partner and would be treated as gain from the sale or exchange of a capital asset except as described below.

                  In the event a Partner sells or exchanges its Interests, the Partner generally will recognize gain or loss in an amount equal to the difference between the amount of the sales proceeds and the Partner's adjusted tax basis for such interest. Such Partner's adjusted tax basis will be adjusted for this purpose by its allocable share of the Fund's income or loss for the fiscal year of the sale or distribution. Any gain or loss recognized with respect to such a sale or distribution generally will be treated as capital gain or loss. However, to the extent that the proceeds of the sale are attributable to such Partner's allocable share of the Fund's "unrealized receivables" or "substantially appreciated inventory", as defined in Section 751 of the Code, any gain will be treated as ordinary income. The Fund will be required to reduce the tax basis in its remaining property following certain distributions in complete liquidation of a Partner's interest in the Fund. This would occur when, subject to a de minimis exception, the departing Partner recognizes a loss upon the liquidation or takes property distributed in-kind with a tax basis that is in excess of its fair market immediately following the distribution. This reduction in the basis of the Fund's remaining property is intended to prevent certain duplications of losses.

Nature of the Fund's Investments. The Fund will directly and indirectly participate in a variety of sophisticated financial instruments and transactions. In some cases, the tax rules applicable to such instruments and transactions will be uncertain. In addition, under current U.S. federal income tax laws, such instruments and transactions may cause the Fund to recognize gains and losses which are either ordinary or capital in nature, or a combination of the two. The character of income, gain or loss as ordinary or capital may vary with the type of transaction. Furthermore, certain provisions of the Code may have the effect of deferring the recognition of losses realized by the Fund. The tax consequences of these and other investment techniques will depend upon their particular terms. Such transactions may result in gain, loss or other items of income or deduction to the Fund at various times, with the result that the Fund may recognize gain or other income prior to a time at which it is able to make distributions to the Partners.

Deemed Dividends. Under Section 305 of the Code, certain redemption premiums and "pay-in-kind" features or other accretion in respect of preferred stock and, in certain circumstances, adjustments in the conversion ratios of convertible debt or convertible stock and the existence of redemption premiums may give rise to deemed dividend income. This income would have to be reported for U.S. federal income tax purposes even though no cash with respect thereto would have been received by the Fund, or distributed to the Partners (other than the Preferred Partners). It is possible that the Fund will acquire stock or convertible debt that would cause it to have income from such deemed dividends

Reorganizations and Debt Modifications. The Fund may, as a result of participating in workouts, loan modifications, reorganizations, restructurings and other transactions, receive securities or other property in exchange for securities held by the Fund. To the extent these transactions do not qualify as non-taxable reorganizations under the Code or are otherwise subject to tax, the Fund may be required to recognize income or gain, which will be allocable to the Partners, without the receipt of cash with respect to such income.

Limited Deduction for Certain Expenses. An individual, estate or fund may deduct so-called "miscellaneous itemized deductions", which may include certain expenses of the Fund (including the management fee), only to the extent that such deductions exceed two percent of the adjusted gross income of the taxpayer. The amount of a Partner's allocable share of such expenses that is subject to this disallowance rule will depend on the Partner's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Thus, the extent, if any, to which such expenses will be subject to disallowance will depend on each Partner's particular circumstances each year. In addition the Code also imposes other limitations on itemized deductions of high-income individuals.

                  It is intended that the Carried Interest will constitute an allocable share of the Fund's earnings and not a fee. No assurance can be given, however, that the IRS could not successfully assert that the Carried Interest should be recharacterized as a fee, in which case Partners could be subject to the limitations on deductibility relating to miscellaneous itemized deductions and certain other itemized deductions of high-income individuals, as described above.

Syndication expenses of the Fund (i.e., expenditures made in connection with the marketing and issuance of interests, including placement fees) are neither deductible nor amortizable.

Limitation on Deductibility of Capital Losses. Capital losses generally are deductible by individuals only to the extent of capital gains for the taxable year plus up to $3,000 of ordinary income ($1,500 in the case of a husband and wife filing separate returns). Excess capital losses may be carried forward indefinitely. Capital losses generally are deductible by corporations only to the extent of capital gains for the taxable year. Corporations may carry capital losses back three years and forward five years. Prospective investors should consult their tax advisors regarding the deductibility of capital losses.

Limitation on Deductibility of Fund Losses to Amount at Risk. A Partner is restricted from taking into account for U.S. federal income tax purposes any Fund loss in excess of the adjusted tax basis of such Partner's interest in the Fund, as described above. In addition, the Code restricts individuals, certain non-corporate taxpayers and certain closely held corporations from taking into account for U.S. federal income tax purposes any Fund net loss in excess of the amounts for which such Partner is "at risk" with respect to its interest in the Fund as of the end of the Fund's taxable year in which such loss occurred. The amount for which a Partner is "at risk" with respect to its interest in the Fund generally is equal to such Partner's adjusted tax basis for such interest, less (a) any amounts borrowed (i) in connection with its acquisition of such interest for which such Partner is not personally liable and for which it has pledged no property other than its interest; (ii) from persons who have a proprietary interest in the Fund and from certain persons related to such persons; and (iii) for which such Partner is protected against loss through nonrecourse financing, guarantees or similar arrangements; and (b) such Partner's allocable share of indebtedness of the Fund included in such Partner's adjusted tax basis for its interest in the Fund.

Limitation on Deductibility of Passive Losses. In addition to the limitations on the deductibility of losses described above, the Code places certain restrictions on the ability of individuals, certain non-corporate taxpayers and certain closely held corporations to use trade or business losses sustained by limited partnerships and other businesses in which the taxpayer does not materially participate to offset income from other sources (the "passive activity loss rules").

The Fund's investment activities generally are not expected to constitute a passive activity for purposes of the passive activity loss rules. Therefore, the passive activity loss rules generally should not apply to limit losses sustained by the Fund. Furthermore, a Partner will not be able to use losses from its interests in passive activities to offset its share of income and capital gain from the Fund that is not "passive activity income".

Limitation on Deductibility of Investment Interest. Interest paid or accrued on indebtedness properly allocable to property held for investment, other than a passive activity ("investment interest"), generally is deductible by individuals and other non-corporate taxpayers only to the extent it does not exceed net investment income. A Partner's net investment income generally is the excess, if any, of the Partner's investment income from all sources over investment expenses from all sources (i.e., non-interest deductions allowed that are directly connected with the production of investment income). Investment income, which generally includes gross income from property held for investment, excludes certain qualified dividends and net capital gain attributable to the disposition of property held for investment (and thus should not include any of the Fund's gains on the sale of its investments), unless the Partner elects to pay tax on such gain at ordinary income rates. Investment interest disallowed under this limitation is carried forward and treated as investment interest in succeeding taxable years. Any item of income or expense taken into account under the passive activity loss limitation is excluded from investment income and expense for purposes of computing net investment income.

Any interest paid by a Partner on borrowings incurred to purchase Interests could be considered "investment interest" under the Code. It is expected, however, that investment income other than certain qualified dividends and certain capital gains from the Fund passed through to Partners would qualify as "net investment income" that would increase the amount of investment interest that each Partner would be entitled to deduct. Accordingly, because the amount of any Partner's investment interest subject to disallowance in any taxable year will depend on the amount of investment income passed through by the Fund as well as investment income and expenses of the Partner from sources other than the Fund, the extent, if any, to which interest of Fund indebtedness will be subject to disallowance will depend on each Partner's particular circumstances.

Straddle and Wash Sale Rules. The IRS may treat certain positions in securities held (directly or indirectly) by a Partner and its indirect interest in positions in similar securities held by the Fund as "straddles" for U.S. federal income tax purposes. The application of the "straddle" rules in such a case may affect a Partner's holding period for the securities involved, may defer the recognition of losses with respect to positions in such securities and may require the capitalization (rather than the deduction) of certain interest and carrying charges that are allocable to a position which is part of such straddle. Under the "wash sale" rules, loss on the sale of stock or securities is disallowed if, within 30 days before or after such sale, a taxpayer has acquired or entered into a contract or option to acquire substantially identical stock or securities. It is possible that the IRS could argue that a Partner should take into account transactions by the Fund in determining whether the Partner has individually entered into a wash sale transaction. The Fund generally will not be in a position to furnish to Partners information regarding its securities positions which would permit a Partner to determine whether such Partner's transactions in securities should be treated as offsetting positions for purposes of the straddle rules or as wash sale transactions for purposes of the wash sale rules.

Income from Investments in Non-U.S. Corporations. The Fund may invest in non-U.S. corporations that could be classified as PFIC's or CFC's (as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, these investments may, among other things, cause a Partner to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains. In the event that the Fund invests in, or is treated for U.S. federal income tax purposes as, a PFIC, the Fund will endeavor, but cannot guarantee that it will be able, to cause the PFIC to comply with applicable requirements, including supplying sufficient information to the Fund each year, to enable the Fund to make the requisite qualifying electing fund ("QEF") election, which would result in QEF treatment with regard to such investment. If the QEF election is made, Partners (other than those that are solely Preferred Partners) would be required to include the relevant tax items in its income without regard to cash distributions made by the QEF to the Fund.

Non-U.S. Currency Gains or Losses. If the Fund makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Fund may also recognize gain or loss on such fluctuations occurring between the times it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the times it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss. Each Partner must take into account its allocable share of the Fund's allocable share of such gains and losses.

State and Local Taxes. A Partner may be subject to tax return filing obligations and income, franchise and other taxes in state or local jurisdictions in which the Fund operates or is deemed to operate, as well as in such Partner's own state or locality of residence or domicile. In addition, the Fund itself may be subject to tax liability in certain jurisdictions in which it operates or is deemed to operate and a Partner may be subject to tax treatment in such Partner's own state or locality of residence or domicile different than that described above with respect to its interest in the Fund.

Non-U.S. Taxes. The business activities of the Fund may be conducted such that the Fund could be subject to regular income taxation in certain non-U.S. jurisdictions. Moreover, certain dividends, interest, and other income allocable to the Fund from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. Partners will be required to include their allocable share of such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their allocable share of such non-U.S. taxes in computing their U.S. federal income taxes.

Reportable Transactions. Treasury regulations require that each taxpayer participating in a "reportable transaction" must disclose such participation to the IRS. The scope and application of these rules is not completely clear. An investment in the Fund may be considered participation in a "reportable transaction" if, for example, the Fund recognizes certain significant losses in the future. In the event an investment in the Feeder Fund constitutes participation in a "reportable transaction", each investor who must file a U.S. federal income tax return may be required to file Form 8886 with the IRS, including attaching it to such return, thereby disclosing certain information relating to the Feeder Fund to the IRS. In addition, the Feeder Fund and its advisors may be required to maintain a list of the investors and to furnish this list and certain other information to the IRS upon its written request. Prospective investors are urged to consult their tax advisors regarding the applicability of these rules to an investment in the Feeder Fund.

Information Reporting. Partners, including Preferred Partners, who are U.S. Persons may be required to provide to the Fund IRS Forms W-9 (in the case of U.S. Persons) or W-8 ECI (in the case of Non-U.S. Persons) to avoid the imposition of U.S. withholding tax.

Tax Elections. The Code provides for several optional tax accounting and reporting elections. For example, the Code permits adjustments to the basis of Fund property upon distributions of Fund property to a Partner and transfers of Interests, including transfers by reason of death, provided that a Fund election has been made pursuant to Section 754 of the Code. The General Partner will have sole discretion with respect to all such elections. Moreover, the General Partner has not yet decided which optional elections, if any, it will make. It is possible that the General Partner's elections could result in a materially adverse outcome for the Fund and the Partners, and certain elections may be irrevocable. For example, the Fund currently anticipates making an election under Section 475(f) of the Code to apply the mark-to-market tax accounting method; at a later date, however, the Fund may decide to request permission from the IRS to discontinue such election. Once made, such an election is irrevocable without the consent of the IRS, with the effect that the Fund would be deemed to recognize gain or loss on any security held at the close of the taxable year as if such security had been sold on the last day of the taxable year. Any such deemed gain or loss would be ordinary.

Non-U.S. Persons. Persons who are Non-U.S. Persons are not permitted to become Partners unless they hold their Interest in connection with the conduct of a trade or business within the Unites States and provide the Fund, at such times as the Fund reasonably requests and at such other times as required by law, with a duly completed and executed IRS Form W-8ECI.

Non-U.S. Persons treated as engaged in a U.S. trade or business are generally subject to U.S. federal income tax at the graduated rates applicable to U.S. Persons on their net income which is considered to be effectively connected with such U.S. trade or business. Non-U.S. Persons that are corporations may also be subject to a 30% branch profits tax on such effectively connected income. The 30% rate applicable to branch profits may be reduced or eliminated under the provisions of an applicable income tax treaty between the United States and the country in which the Non-U.S. Person resides or is organized.

Prospective investors who are Non-U.S. Persons are urged to consult their tax advisors with regard to the U.S. federal income tax consequences to them of acquiring, holding and disposing of Interests and Preferred Interests, as well as the effects of state, local and non-U.S. tax laws.

Reports to Partners. As promptly after the end of each fiscal year as is practicable, the Fund will endeavor to deliver Schedules K-1 to all Partners. Partners, however, will likely be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.

Tax Audits. Under the Code, adjustments to tax liability with respect to Fund items generally will be made at the Fund level in a single partnership proceeding rather than in separate proceedings with each Partner. The General Partner will represent the Fund as the "tax matters partner" at the commencement of an audit of the Fund. In general, the General Partner may enter into a settlement agreement with the IRS on behalf of, and binding upon, the Partners and consent on behalf of the Fund to extend the statute of limitations for assessing a deficiency with respect to a Fund item. Successful adjustments by the IRS of Fund items of income, gain, loss, deduction or expense could change a Partner's U.S. federal income tax liabilities. Prior to settlement, however, a Partner may file a statement with the IRS providing that the General Partner does not have authority to settle on behalf of such Partner.

                  10.5 Outstanding Securities.

---------------------------- -------------------------- --------------------------- ------------------------
                                                                                      Amount Outstanding
                                                                                      Exclusive of Amount
                                                        Amount Held by Registrant    Shown Under Previous
      Title of Class             Amount Authorized      or for its Account(1)       Column(1)
---------------------------- -------------------------- --------------------------- ------------------------
     Common Interests            Unlimited Amount                  None                     1 Share

    Preferred Interests          Unlimited Amount                  None                   6700 Shares
 Indebtedness Under
    Credit Agreement               $266 Million                    None                   $266 million

(1) As of September 30, 2006.


                  10.6 Securities Ratings. None.


ITEM 11.          DEFAULTS AND ARREARS ON SENIOR SECURITIES

                  11.1 Not Applicable.

                  11.2 Not Applicable.


ITEM 12.          LEGAL PROCEEDINGS

         Not Applicable.


ITEM 13.          TABLE OF CONTENTS OF
                  STATEMENT OF ADDITIONAL INFORMATION

 Part B               Caption                                               Prospectus Caption
Item No.              -------                                               ------------------

14.              Cover Page...................................................  Not Applicable
15.              Table of Contents............................................  Not Applicable
16.              General Information and
                 History......................................................
                                                                                General
                                                                                Description
                                                                                of
                                                                                the
                                                                                Registrant
17.              Investment Objective and
                 Policies.....................................................
                                                                                Investment
                                                                                Objective
                                                                                and
                                                                                Policies
18.              Management...................................................  Management
19.              Control Persons and Principal

                 Holders of Securities........................................  Control Persons and Principal
                                                                                Holders of Securities
20.              Investment Advisory and Other
                 Services.....................................................  Management
21.              Portfolio Managers...........................................  Portfolio Managers
22.              Brokerage Allocation and Other
                 Practices....................................................  Management
23.              Taxes........................................................  Capital Stock, Long Term
                                                                                Debt, and Other Securities
24.              Financial Statements.........................................  Not Applicable


PART B

ITEM 14.         COVER PAGE

         Not Applicable.

ITEM 15.         TABLE OF CONTENTS

 Part B               Caption                                               Prospectus Caption
Item No.              -------                                               ------------------

14.              Cover Page...................................................  Not Applicable
15.              Table of Contents............................................  Not Applicable
16.              General Information and
                 History......................................................
                                                                                General
                                                                                Description
                                                                                of
                                                                                the
                                                                                Registrant
17.              Investment Objective and
                 Policies.....................................................
                                                                                Investment
                                                                                Objective
                                                                                and
                                                                                Policies;
                                                                                Risk
                                                                                Factors
18.              Management...................................................  Management of the Fund;
                                                                                Officers and Directors
19.              Control Persons and Principal
                 Holders of Securities........................................  Control Persons and Principal
                                                                                Holders of Securities
20.              Investment Advisory and Other
                 Services.....................................................  Management of the Fund
21.              Portfolio Managers...........................................  Portfolio Managers



22.              Brokerage Allocation and Other Practices.....................  Management of the Fund
23.              Taxes........................................................  Taxation of the Fund
24.              Financial Statements.........................................  Not Applicable


ITEM 16.          Not Applicable.

ITEM 17.          INVESTMENT OBJECTIVE AND POLICIES

                  17.1       See Item 8 - General Description of the Registrant.

                  17.2     Not Applicable.

                              ITEM 18. MANAGEMENT

                  18.1 The following individuals are the officers and directors of the Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.



                                                      INDEPENDENT DIRECTORS


                                                                                                    Number of
                                                Term of                                             Portfolios
                                                Office and                                          in Fund       Other
                            Position(s)         Length of                                           Complex       Directorships
Name, Age and Business      Held With           Time             Principal Occupation(s)            Overseen      Held by
Address                     Registrant          Served           During Past 5 Years                by Director   Director
----------------------      --------------      -------------    --------------------------------   -----------   --------------


Leo .R. Jalenak (76)        Director, Audit     Indefinite       Director, Audit Committee            Two         None
c/o Tennenbaum Capital      Committee Member,   Term. Served     Member and Transactions
Partners, LLC, 2951 28th    Transactions        since July 31,   Committee Member of the Fund;
Street, Suite 1000, Santa   Committee Member    2006.            Mr. Jalenak retired in 1993 as
Monica, California 90405                                         Chairman of a Gibson Greetings
                                                                 Company. He previously served
                                                                 as a Director of Party City,
                                                                 Lufkin Industries, Perrigo
                                                                 Company, Dyersburg
                                                                 Corporation and First Funds.









Franklin R. Johnson (69)    Director, Audit     Indefinite       Director, Audit Committee             Two      Director, Audit
c/o Tennenbaum Capital      Committee Member,   Term. Served     Member and Transactions Committee              Committee Member
Partners, LLC, 2951 28th    Transactions        since July 31,   Member of the Fund; Director,                  and Nominating and
Street, Suite 1000, Santa   Committee Member    2006             Audit Committee Member and                     Governance
Monica, California 90405                                         Nominating and Governance                      Committee Member
                                                                 Committee Member of Reliance                   of Reliance Steel
                                                                 Steel & Aluminum Co.; formerly                 & Aluminum Co.
                                                                 Director and Audit Committee
                                                                 Member of Party City Corporation;
                                                                 formerly, Chief Financial
                                                                 Officer of Rysher Entertainment;
                                                                 formerly, Price Waterhouse
                                                                 employee.

                                                 INTERESTED DIRECTORS AND OFFICERS


                                                                                                  Number of
                                             Term of                                              Portfolios
                                             Office and                                           in Fund       Other
                            Position(s)      Length of                                            Complex       Directorships
Name, Age and Business      Held With        Time              Principal Occupation(s)            Overseen      Held by
Address                     Registrant       Served            During Past 5 Years                by Director   Director
----------------------      --------------   -------------     --------------------------------   -----------   --------------

Howard M. Levkowitz (39)    Director,        Indefinite Term.  Director, President and             Four as       None
c/o Tennenbaum Capital      President and    Served since      Authorized Person of the Fund;      Director;
Partners, LLC, 2951 28th    Authorized       July 31, 2006     Managing Partner and voting         Five as
Street, Suite 1000, Santa   Person                             member of the Investment            President
Monica, California 90405                                       Committee of TCP; formerly,
                                                               attorney at Dewey Ballantine.

Peyman S. Ardestani (38)    Chief            Indefinite Term.  Chief Financial Officer of the      Five          None
c/o Tennenbaum Capital      Financial        Served since      Fund; formerly Vice President
Partners, LLC, 2951 28th    Officer          July 31, 2006     at Mellon Financial Corporation;
Street, Suite 1000, Santa                                      Assistant Vice President at
Monica, California 90405                                       Trust Company of the West.

Hugh Steven Wilson (58)     Chief            Indefinite Term.  Chief Executive Officer and         Five          Member of Board
                            Executive        Served since      Authorized  Person of the Fund,                   of Directors of
                            Officer and      July 31, 2006.    Managing Partner of TCP;                          Pemco Aviation
                            Authorized                         formerly partner at Latham                        Group, Inc.
                            Person                             & Watkins;




Mark K. Holdsworth (41)     Authorized       Indefinite Term.  Authorized  Person of the Fund;     Five          Director of
c/o Tennenbaum Capital      Person           Served since      Managing Partner and voting                       International
Partners, LLC, 2951 28th                     July 31, 2006.    member of the Investment Committee                Wire Group,
Street, Suite 1000, Santa                                      of TCP; Director of Pemco Aviation                Inc.
Monica, California 90405                                       Group, Inc. and Chairman of its
                                                               Finance Committee; Director of
                                                               International Wire Group, Inc.;
                                                               formerly, Vice President,
                                                               Corporate Finance, of US Bancorp
                                                               Libra, a high-yield debt securities
                                                               investment banking firm; formerly,
                                                               generalist in Corporate Finance
                                                               at Salomon Brothers, Inc.;
                                                               formerly, Associate at a Los
                                                               Angeles real estate advisory firm.


Jeevan B. Gore (32)         Secretary        Indefinite Term.  Analyst at TCP; formerly,           Five         None
c/o Tennenbaum Capital                       Served since      attorney at Latham & Watkins
Partners, LLC, 2951 28th                     October 19,
Street, Suite 1000, Santa                    2006
Monica, California 90405

David A Hollander (45)      Authorized       Indefinite Term.  Authorized Person of the Fund;      Five         None
c/o Tennenbaum Capital      Person           Served since      Managing Director and General
Partners, LLC, 2951 28th                     July 31, 2006.    Counsel of TCP; formerly,
Street, Suite 1000, Santa                                      attorney O'Melveny & Myers LLP.
Monica, California
90405

Paul L. Davis (32)          Chief            Indefinite Term.  Chief Compliance Officer of the
c/o Tennenbaum Capital      Compliance       Served since      Fund; Chief Compliance Officer
Partners, LLC, 2951 28th    Officer          July 31, 2006     and VP Finance of TCP; formerly,
Street, Suite 1000, Santa                                      Corporate Controller of a
Monica, California 90405                                       publicly traded stock brokerage;
                                                               formerly, Auditor with Arthur
                                                               Andersen, LLP.

Michael E. Tennenbaum (71)  Authorized       Indefinite Term.  Authorized Person ot the Fund;      Five         Chairman of
c/o Tennenbaum Capital      Person           Served since      Senior Managing Partner and                      Pemco Aviation
Partners, LLC,  2951 28th                    July 31, 2006.    voting member of the Investment                  Group, Inc.;
Street, Suite 1000, Santa                                      Committee of TPC; formerly,                      Chairman of the
Monica, California 90405                                       served for 32years in various                    Board of Anacomp,
                                                               capacities at Bear Stearns                       Inc.
                                                               including Vice Chairman,
                                                               Investment Banking.


                  The Fund is authorized to pay each Director who is not an "affiliated person" of the Fund, the Investment Manager or the Co-Manager the following amounts for serving as a Director: (i) $50,000 a year; (ii) $5,000 for each meeting of the Board of Directors or a committee thereof physically attended by such Director; (iii) $5,000 for each regular meeting of the Board of Directors or a committee thereof attended via telephone by such Director and
(iv) $1,000 for each special meeting of the Board of Directors or a committee thereof attended via telephone by such Director. The Chairman of the Audit Committee shall receive an additional $5,000 per year. Each Director will also be entitled to reimbursement for all out-of-pocket expenses of such Director in attending each meeting of the Board of Directors of the Fund and any committee thereof.

                  18.2 See Item 18.1.

                  18.3 Not Applicable

                  18.4 Not Applicable

                  18.5 The Fund has established an Audit Committee, consisting of Franklin R. Johnson and Leo R. Jalenak, Jr. The Audit Committee is charged with providing informed, vigilant and effective oversight of the Fund's financial reporting processes and the internal controls that protect the integrity of the reporting process. The Audit Committee has had one meeting since the Closing Date.

                  The Fund has established a Transactions Committee, consisting of Franklin R. Johnson and Leo R. Jalenak, Jr. The Transactions Committee is charged with reviewing the co-investment of private placement securities by the Fund with any of the portfolios in the Fund Complex.

                  18.6 Prior to the Closing Date, Franklin R. Johnson was a director of Special Value Opportunities Fund, LLC, a registered investment company advised by TCP. Prior to the Closing Date, Leo R. Jalenak, Jr. was a director of Special Value Expansion Fund, LLC, a registered investment company advised by TCP.

18.7

------------------------ ---------------------------------- ---------------------------------
Name of Director         Dollar Range of Equity             Aggregate Dollar Range of
                         Securities in the Registrant(1)    Equity Securities in All
                                                            Registered Investment Companies
                                                            Overseen by Director in Family
                                                            of Investment Companies(1)
------------------------ ---------------------------------- ---------------------------------
Franklin R. Johnson      Not Applicable                     Not Applicable
------------------------ ---------------------------------- ---------------------------------
Leo R. Jalenak, Jr.      Not Applicable                     Not Applicable
------------------------ ---------------------------------- ---------------------------------
Howard M. Levkowitz      Not Applicable                     Not Applicable
------------------------ ---------------------------------- ---------------------------------
(1) The Fund was not in existence as of December 31, 2005.

                  18.8 Not Applicable

                  18.9 Not Applicable

                  18.10 Not Applicable

                  18.11 Not Applicable

                  18.12 Not Applicable

                  18.13 Not Applicable

                  18.14 The Fund, the Investment Manager and the other registered funds which are clients of the Investment Manager have adopted a Consolidated Code of Ethics (the "Code of Ethics") in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1(a) under the Investment Advisers Act of 1940. Persons subject to the Code of Ethics are permitted to purchase securities, but such persons are generally not permitted to purchase or sell, directly or indirectly, any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to such person's actual knowledge at the time of such purchase or sale is being considered for purchase or sale or being purchased or sold by the Fund or other clients of the Investment Manager, without the prior written approval of the Chief Compliance Officer of the Investment Manager or his designee. Persons subject to the Code of Ethics may not participate in securities transactions on a joint basis with the Fund or other clients of the Investment Manager. Persons subject to the Code of Ethics may not participate in initial public offerings or in private placements of securities unless cleared to do so by the Compliance Officer of the Investment Manager. Indirect interests and participation through investment in the Fund or interests in the Investment Manager or SVOF/MM are permitted.

                  The Co-Manager has also adopted a code of ethics which provides similar restrictions in relation to the Fund's investments on employees and affiliates of the Co-Manager involved in the Fund's investment program.

                  These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, by electronic request, after paying a duplicating fee, at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                  18.15 The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Investment Manager pursuant to the Investment Manager's proxy voting guidelines. Under these guidelines, the Investment manager will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Investment Manager's proxy voting procedures are attached as Exhibit S to this registration statement.

ITEM 19. CONTROL PERSONS AND
                  PRINCIPAL HOLDERS OF SECURITIES


                  19.1 None

                  19.2 Five Percent Owners.

--------------------------------------------------------------------------------
  Name of Owner       Address                     Percentage      Percentage
                                                  Owned of        Owned
                                                  Record Only     Beneficially
                                                                  Only
--------------------------------------------------------------------------------
  Special Value    c/o Tennenbaum Capital         100%            100%
  Continuation     Partners, LLC
  Fund, LLC        2951 28th Street, Suite 1000
                   Santa Monica, CA 90405
--------------------------------------------------------------------------------

Nieuw Amsterdam Receivables Corp. is the record and beneficial holder of 1,675 Series A Preferred Interests (25% of total outstanding); Variable Funding Capital Company LLC is the record and beneficial holder of 2512.5 Series A Preferred Interests (37.5% of total outstanding); Versailles Assets LLC is the beneficial holder 2512.5 Series A Preferred Interests (37.5% of total outstanding).

                  19.3 The officers and Directors of the Fund as a group own less than 1% of the equity securities of the Fund.

ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES

                  20.1-6   See Item 9 - Management.

                  20.7 The Fund's independent auditors are Ernst & Young LLP, Five Times Square, New York, New York 10036. Ernst & Young LLP audits the Fund.

                  20.8     Not Applicable.

ITEM 21. PORTFOLIO MANAGERS

                  21.1 Other Accounts Managed. The TCP Voting Members of the Investment Committee will be primarily responsible for managing the Fund Investments. The TCP Voting Members of the Investment Committee of the fund are Michael E. Tennenbaum, Mark K. Holdsworth, Howard M. Levkowitz and Michael
E. Leitner. The person designated by Babson, with the approval of TCP, as a voting member on the Investment Committee is Richard E. Spencer II.

                  As of June 30, 2006, Michael E. Tennenbaum, Mark K. Holdsworth and Howard M. Levkowitz managed the following client accounts:

                        Number of          Assets          Number of Accounts
Type of Account          Accounts        of Accounts       Subject to a
                                                           Performance Fee

Registered Investment      2            $1,714 million       2
Companies
Other Pooled               7            $1,690 million       7
Investment Vehicles
Other Accounts             1            $1 million           1

                  As of June 30, 2006, Richard E. Spencer II managed the following client accounts:

                        Number of          Assets          Number of Accounts
Type of Account         Accounts         of Accounts       Subject to a
                                                           Performance Fee

Registered Investment      1            $1,275 million       1
Companies
Other Pooled               2            $910 million         2
Investment Vehicles
Other Accounts             0            $0                   0


                  The Investment Manager has built a professional working environment, a firm-wide compliance culture and compliance policies and procedures designed to treat all clients of the Investment Manager on a fair and equitable basis. The Investment Manager has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest. Nevertheless, the Investment Manager furnishes advisory services to numerous clients in addition to the Fund, and the Investment Manager may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which may pay higher fees to the Investment Manager, or with respect to which the portfolio managers may otherwise have an interest), which may be the same as or different from those made to the Fund. In addition, the Investment Manager, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the investment opportunity whose purchase and sale the Investment Manager recommends to the Fund. Actions with respect to a particular investment opportunity may not be the same as actions which the Investment Manager, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same or similar investment opportunity. Moreover, the Investment Manager may refrain from rendering any advice or services concerning a potential investment opportunity with respect to which any of the Investment Manger's (or its affiliates') officers, directors or employees may have a conflict of interest or with respect to which any such person possesses material non-public information.

                  The Investment Manager, its affiliates or their officers and employees serve or may serve as officers, directors, principals or advisors of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Manager. Accordingly, these individuals and the Investment Manager may have obligations to those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. The Investment Manager may face conflicts in the allocation of investment opportunities among the Fund and other clients. In order to enable the Investment Manager, its affiliates, officers and employees to fulfill their fiduciary duties to each of the entities to which they may owe fiduciary duties, the Investment Manager will endeavor to allocate investment opportunities among the entities to which it owes fiduciary duties on a fair and equitable basis. An investment opportunity that is suitable for multiple clients of the Investment Manager and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Manager's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

                  21.2 Compensation. Each of the Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the Portfolio Managers except Mr. Leitner receives fixed periodic distributions from the Investment Manager or the General Partner, and periodic pro rata distributions of the profits of the Investment Manager or the General Partner based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager or the General Partner by two of the other registered investment companies and the separate account. Performance allocations from the other pooled investment vehicles are paid to the managing member or general partner of each such vehicle (together, the "Managing Members"). Each of the Portfolio Managers receives periodic pro rata distributions of the profits of the Managing Members, based on his equity interests therein. Mr. Leitner does not have equity interests in the Investment Manager and only has equity interests in one of the Managing Members. Mr. Tennenbaum receives all distributions from the Investment Manager and the Managing Members through Tennenbaum & Co., LLC ("TCO"), which holds Mr. Tennenbaum's equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Each of the Portfolio Manager is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the Portfolio Manager's relative contribution to the Investment Manager's overall activities. TCO is reimbursed by the Investment Adviser, the Registrant, and/or one or more of the Other Accounts for the reasonable business use of a private aircraft. The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

                  21.3 Ownership of Securities. As of the date of this part B, none of the TCP Voting Members of the Investment Committee or Richard E. Spencer II, the Babson representative on the Investment Committee, beneficially owns any securities issued by the Fund; please see Form N-2 for the Feeder Fund for the ownership of securities in the Feeder Fund by such individuals.


ITEM 22. BROKERAGE ALLOCATION AND OTHER PRACTICES

                  22.1 See Item 9 - Management, above. Subject to the supervision of the Board of Directors, decisions to buy and sell securities and bank debt for the Fund and decisions regarding brokerage commission rates are made by the Investment Manager. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

                  In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business, but there is not a formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to the Fund for which the Fund would be obligated to pay (such as custodial and professional fees).

                  One or more of the other investment funds or accounts which the Investment Manager manages may own from time to time some of the same investments as the Fund. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives, subject to the allocation procedures adopted by the Board of Directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Fund and the Investment Manager). In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board of Directors that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                  22.2 None.

                  22.3 See response to Item 22.1.

                  22.4 None.

                  22.5 None.

ITEM 23.          TAX STATUS

                  See response to Item 10.4.



ITEM 24.          FINANCIAL STATEMENTS

         Not Applicable.

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PART C

ITEM 25.          FINANCIAL STATEMENTS AND EXHIBITS

                  25.1 FINANCIAL STATEMENTS:

         Not Applicable.

                  25.2 EXHIBITS:

         The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.

ITEM 26.          MARKETING ARRANGEMENTS

         None.

ITEM 27.          OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Not Applicable.

ITEM 28.          PERSONS CONTROLLED BY OR UNDER
                  COMMON CONTROL WITH REGISTRANT

         None.

ITEM 29.         NUMBER OF HOLDERS OF SECURITIES

         Title of Class           Number of Record Holders
         --------------           ------------------------

         Common Interests                   1

         Preferred Shares                   3


ITEM 30.          INDEMNIFICATION

                  The Partnership Agreement provides that none of the Directors, the Investment Manager, the Co-Manager or their respective affiliates or any officer, director, member, manager, employee, stockholder, assign, representative or agent (including the placement agent) of any such person (the "Indemnified Persons") will be liable, responsible or accountable in damages or otherwise to the Fund or any Member for any loss, liability, damage, settlement, costs, or other expense (including reasonable attorneys' fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such person, in connection with the establishment, management or operations of the Fund or the Fund Investments (including in connection with serving on creditors' committees and boards of directors for companies in the Fund Investments portfolio) unless such act or failure to act arises out of Disabling Conduct.

                  The Partnership Agreement also provides that the Fund will indemnify the Indemnified Persons with respect to any act or omission described above as long as (i) such person's activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such indemnitee is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (the "Disinterested Non-Party Directors"), that the indemnitee is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification.

                  All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made as follows. The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought if the Fund receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met:
(i) the indemnitee shall provide adequate security for the undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or in the future acquire under the Operating Agreement, any statute, agreement, vote of the shareholders of the Fund or Directors who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

                  Subject to any limitations provided by the 1940 Act and the Partnership Agreement, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such persons, provided that such indemnification has been approved by a majority of the Directors.

                  A successful claim for indemnification could reduce the Fund's assets available for distribution to the Fund's shareholders.

ITEM 31.          BUSINESS AND OTHER
                  CONNECTIONS OF INVESTMENT ADVISER

                  For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV, which shall be filed under the Investment Advisers Act of 1940, and incorporated herein by reference upon filing.

ITEM 32.          LOCATION OF ACCOUNTS AND RECORDS

                  The address of the Investment Manager and the location of the Fund's accounts and records is TCP, 2951 28th Street, Suite 1000, Santa Monica, CA 90405. TCP's telephone number is (310) 566-1000, and its facsimile number is
(310) 566-1010.

ITEM 33.          MANAGEMENT SERVICES

                  Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.

ITEM 34.          UNDERTAKINGS

         Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, as of the 31st day of October, 2006.

                    Special Value Continuation Partners, LP
                                  (Registrant)

                  Name                                               Title
                  ----                                               -----


       /s/ Howard M. Levkowitz                                      President
--------------------------------------
         Howard M. Levkowitz

                        SCHEDULE OF EXHIBITS TO FORM N-2

          Exhibit            Exhibit
          Number

        Exhibit A..........  Partnership Agreement
        Exhibit B..........  Not Applicable
        Exhibit C..........  None
        Exhibit D .........  Statement of Preferences of Preferred Interests
        Exhibit E..........  None
        Exhibit F..........  Not Applicable
        Exhibit G-1........  Investment Management Agreement
        Exhibit G-2 .......  Co-Management Agreement
        Exhibit H..........  Not Applicable
        Exhibit I..........  None
        Exhibit J..........  Custodial Agreement
        Exhibit K-2 .......  Pledge and Intercreditor Agreement
        Exhibit L..........  Not Applicable
        Exhibit M..........  None
        Exhibit N..........  Not Applicable
        Exhibit O..........  Not Applicable
        Exhibit P..........  None
        Exhibit Q..........  None
        Exhibit R..........  Consolidated Code of Ethics
        Exhibit S .........  Proxy Voting Policy